UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02064
PAX WORLD FUNDS SERIES TRUST I

(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801

(Address of principal executive offices)	(Zip code)
Pax World Management LLC
30 Penhallow Street, Suite 400, Portsmouth, NH 03801
Attn.: Joseph Keefe

(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-767-1729
Date of fiscal year end: December 31
Date of reporting period: 06/30/11
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Annual Report to Shareholders

June 30, 2011
PAX WORLD BALANCED FUND
PAX WORLD GROWTH FUND
PAX WORLD SMALL CAP FUND
PAX WORLD HIGH YIELD BOND FUND
PAX WORLD INTERNATIONAL FUND
PAX WORLD GLOBAL WOMEN’S EQUALITY FUND
PAX WORLD GLOBAL GREEN FUND
SEMI-ANNUAL REPORT

For More Information

General Fund Information
800.767.1729

Shareholder Account Information
800.372.7827

Account Inquiries
Pax World
P.O. Box 9824
Providence, RI 02940-8024

Investment Adviser
Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and
Dividend Disbursing Agent
BNY Mellon Asset Servicing
P.O. Box 9824
Providence, RI 02940-8024

Custodian
State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

Letter to Shareholders
by Joseph Keefe, President & CEO
Dear fellow shareholders,
     As I write, Congress and the White House have just concluded a fractious tug-of-war over raising the nation’s debt ceiling, which simply enables the United States to pay for obligations that it has already incurred, that is to say, money that has already been appropriated by Congress. National politicians actually took the country to the brink of default before recovering their senses.
The market registered its discontent with this partisan spectacle—and perhaps with the outcome (an agreement that essentially kicks the problem down the road)—a few days later by dropping 513 points in a single day. On the very next day, Standard & Poor’s, one of the three major rating agencies, downgraded the nation’s credit rating for the first time in history, lowering it from AAA to AA+. S&P stated that its move was a result of reduced confidence in the ability of our nation’s policy makers and political institutions to address our fiscal and economic challenges. Looking at Treasury yields, however, one can only conclude that investors and lenders have a higher degree of confidence in the nation’s credit standing than does S&P.
Moreover, the problems in Washington are not the sole and likely not the primary cause of market volatility—we have also had to contend with the European debt crisis, higher oil prices accompanying the Arab Spring, a cooling economy in China, and other challenges. On the domestic front, we still have high unemployment, continued foreclosures and depressed housing prices while consumers are still digging out of debt rather than stirring demand so that corporations, understandably, continue to sit on the largest cash balances in history. With the consumer on the sidelines and the U.S. government officially out of the stimulus business, it may be that we will continue to see tepid growth, at best, for an extended period of time.
There is no doubt that the failures of policy makers, the anemic economy at home and volatile markets abroad makes it more difficult for businesses to plan for the future, and more difficult for investors to make informed decisions about where to allocate their resources. That said, our job at Pax World is to find opportunities to protect and grow your capital and income—even in the most volatile of markets. It doesn’t get any easier but we work very hard to meet this challenge. And we are not panicked. To the contrary, we remain confident in the resilience of the U.S. economy and in the careful investment approach we deploy on behalf of our shareholders.
Our funds are confronting the current market environment through a set of strategies that seek to capitalize on certain global themes and secular trends that we hope will best serve our investors over the long term regardless of short-term volatility. For example, we tend to be overweight in areas such as technology, energy services, agriculture, commodities and export industries that we believe will continue to benefit from growing demand in emerging market economies. Likewise, we tend to be underweight the financial sector because we believe the big banks and other large financial institutions continue to take on manifold, often opaque risks that could continue to be problematic. We pay careful attention to risk, and our portfolio managers continually question and reassess their own hypotheses and assumptions in light of the ever changing risk/reward landscape.
Suffice it to say that the first six months of the year proved to be a particularly challenging investment environment for our funds, and you can read the commentaries of Chris Brown, our Chief Investment Officer, and our other portfolio managers herein. A six-month snapshot can be deceiving in any market, of course, particularly for a fund family such as ours that focuses on stable, long-term growth rather than trying to shoot the lights out every quarter. When we talk about Sustainable Investing, we’re not only referring to the inclusion of environmental, social and governance (ESG) factors in our investment approach but also about constructing durable investment portfolios that deliver long-term value. That is our investment philosophy, and we believe it remains the best approach for investors even though short-term trends, and blips, and jitters, can sometimes test our intestinal fortitude.
So, while we expect muted growth, at best, over the remainder of 2011, we are optimistic as always that an investment approach focused on identifying and investing in the most sustainable companies is the best strategy for our shareholders, and the right strategy for our times. If you read Julie Gorte’s report herein, you will note as well that we continue to actively engage companies and policy makers on a range of issues that we hope will prod markets in the direction of better social, environmental and financial outcomes.
Finally, I cannot help but note that while the world has focused on sovereign debt crises in Europe and political and fiscal paralysis in Washington, tens of thousands of children have starved to death in the Horn of Africa in one of the worst droughts and famines in recent memory. At Pax, our Global Citizen Program allows shareholders to contribute all or a portion of their dividends and capital gains to support the work of Mercy Corps (www.mercycorps.org) and Women Thrive Worldwide (www.womenthrive.org), two organizations working to lift families out of poverty across the globe.* In these difficult times, it always bears remembering that there are many who are much less fortunate than us. May we resolve, amidst all of the daily hullabaloo in Washington and on Wall Street, not to mention our ubiquitous, increasingly banal, celebrity-saturated media, that we keep these the least of our brothers and sisters in our thoughts and in our prayers, and perhaps most importantly, in our charitable giving.
Peace.

Joseph F. Keefe
President and CEO

*	The Global Citizen Program is not available to shareholders in ESG Managers Portfolios or ESG Shares ETFs

Performance Information
Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.
Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

June 30, 2011
Pax World Balanced Fund
Portfolio Manager’s Comments
How did the Pax World Balanced Fund perform for the period? For the six-month period ended June 30, 2011, the Individual Investor Class, Institutional Class and R Class shares of the Fund had total returns of 5.65%, 5.77% and 5.50%, respectively, versus 4.72% for the Blended Index (60% S&P 500% 00 Index, 40% Barclays Capital U.S. Aggregate Bond Index). For the same period the Lipper Balanced Funds Index had a total return of 4.67%.
What factors contributed to the Fund’s performance? Strong stock selection in the information technology sector along with underweighting and strong stock selection in the financial services sector helped relative performance versus the benchmark. Also, a slight outperformance in the Fund’s fixed income component versus the Barclay’s Capital U.S. Aggregate Bond Index helped relative performance. Weak stock selection in the industrial and telecommunication services sectors negatively impacted relative performance.
Can you discuss any significant changes to the Fund’s positioning throughout the period? We continue to position the Fund for a slow growth economic environment with flat to moderately higher interest rates. We do not believe we are headed for a “double dip” recession. While we have seen a recent rotation into health care and consumer staples, we believe energy, mid- to late-cycle industrials and information technology should provide leadership between now and the end of the year.
What portfolio holdings contributed positively to performance? Oneok, Inc., a diversified energy company, was a strong contributor to the Fund’s performance for the period. We believe Oneok is well positioned to benefit from natural gas liquids (NGLs) opportunities. The company’s infrastructure exposure to the Bakken Shale project stands to be a significant opportunity for the company. EMC Corp., a technology storage system provider, also increased significantly for the period. Strong demand for its products helped increase its earnings and top line revenue growth resulting in a higher stock price.
What portfolio holdings detracted from performance? Google, Inc., Class A, a web based search engine company, declined for the period. A recent investor rotation out of the information technology sector along with concerns over the company’s

June 30, 2011
Pax World Balanced Fund, continued
increasing costs associated with employee retention and business expansion have pressured the stock. We have recently reduced our position in Google. Teva Pharmaceutical Industries Ltd., ADR, a global pharmaceutical company focused on generic and branded drug manufacturing, declined for the period. Anticipation of generic competition for its branded drug Copaxone, which treats multiple sclerosis, has weighed heavily on its shares. Also, manufacturing issues with some of its facilities have caused concern with investors. Longer-term we believe Teva has a strong pipeline of generic drugs coming to the market, which should bode well for the company and stock.
Portfolio Highlights
Returns — Period ended June 30, 2011

		Total Return		Average Annual Return
	Ticker
Share class	Symbol	YTD	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PAXWX	5.65%	26.67%	2.15%	3.20%	3.96%
Institutional Class[1,2]	PAXIX	5.77%	26.95%	2.41%	3.42%	4.07%
R Class[1,3]	PAXRX	5.50%	26.30%	1.87%	3.00%	3.86%
S&P 500 Index[4,8]		6.02%	30.69%	3.34%	2.94%	2.72%
Blended Index[5,6,8]		4.72%	19.57%	5.11%	4.76%	4.27%
Lipper Balanced Funds Index[7,8]		4.67%	20.32%	4.41%	4.40%	4.36%

Total returns for periods of less than one year have not been annualized.

[1]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

[4]	The S&P 500 Index is an index of large capitalization common stocks.

[5]	The Blended Index is composed of 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index.

[6]	The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index

June 30, 2011

components for government and corporate securities and asset-backed securities.

[7]	The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[8]	Unlike the Balanced Fund, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments
U.S. Stocks	55.5%
Foreign Stocks	17.2%
U.S. Bonds	22.9%
Foreign Bonds	3.5%
Exchange Traded Funds	0.4%
Cash & Equivalents	0.5%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets
EMC Corp	3.4%
Deere & Co.	3.1%
Qualcomm, Inc.	2.9%
Oneok, Inc.	2.4%
Becton Dickinson & Co.	2.2%
Baker Hughes, Inc.	2.1%
Intuit, Inc.	2.1%
American Tower Corp., Class A	2.1%
Ensco PLC, ADR	1.8%
ConocoPhillips	1.8%

Total	23.9%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2011
Pax World Balanced Fund, continued
Sector Diversification

Sector	Percent of Net Assets
Bonds[1]	26.3%
Information Technology	15.0%
Energy	12.4%
Industrials	10.1%
Health Care	9.4%
Financials	6.1%
Telecommunication Services	5.4%
Consumer Staples	4.1%
Materials	3.9%
Consumer Discretionary	3.6%
Utilities	2.6%
Exchange Traded Funds	0.4%
Other	0.7%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

[1]	Bonds are a blend of the following: 12.4% Corp., 4.7% Agency, 4.9% Mortgage Backed, 1.9% Municipal, 1.7% Treasury, and 0.7% Gov’t Bonds.

June 30, 2011
Pax World Growth Fund
Portfolio Manager Comments
How did the Pax World Growth Fund perform for the period? For the six-month period ended June 30, 2011, the Individual Investor Class, Institutional Class and R Class shares of the Fund had total returns of 7.86%, 7.98% and 7.68%, respectively, versus 6.98% for the benchmark Russell 3000 Growth Index. For the same period the Lipper Multi-Cap Growth Funds Index had a total return of 6.82%.
What factors contributed to the Fund’s performance? Positive contributors to Fund performance for the period mainly came from stock selection within the technology, materials and energy sectors. Within technology, the Fund benefited from several companies that fall within its internet data growth theme. These include companies such as Brocade Communication Systems, Inc., EMC Corp., BMC Software, Inc. and Citrix Systems, Inc.
Our energy and materials companies in general benefited from the belief early in the year that we were in a sustained economic recovery. Energy companies such as Lufkin Industries, Inc. and Baker Hughes, Inc. benefited from higher oil prices, and Wacker Chemie AG, a German materials company, benefited from stronger global demand.
Our two largest negative contributors included cash and stock selection within the industrial sector. Due to the volatility in the markets and global events such as the disaster in Japan and Europe’s debt crisis, the Fund made a conscious decision to keep cash around 3%. This potential cushion against negative events was a drag on performance for the first six months of the year.
Within industrials one company in particular, Terex Corp. (a global construction equipment maker), was a weak performer. This company is particularly sensitive to global economic activity and was hurt when signs of a slower than expected recovery appeared.
Can you discuss any significant changes to the Fund’s positioning throughout the period? The Fund continued its strategy of positioning for a slow economic environment. To that end we added to late cycle and more defensive sectors such as health care and consumer staples and underweighted more cyclical sectors such as consumer discretionary and information technology. Information technology continued to

June 30, 2011
Pax World Growth Fund, continued
represent a large weighting of the Fund; however, as previously stated, we were underweight certain industries within the sector, such as semiconductors and hardware, while being overweight software and communications equipment.
What portfolio holdings contributed positively to performance? Three health care stocks were large contributors to performance: Thermo Fisher Scientific, Inc., Volcano Corp. and Roche Holding AG. As the negative world events previously mentioned appeared, more investors expected the economy to recover a little more slowly than had been anticipated. As a result health care stocks in general benefited from investors rotating into this “defensive” sector. Specifically, at period end Thermo Fisher was one of our largest holdings while Roche and Volcano Corp. held significant weights.
What portfolio holdings detracted from performance? On the negative side, some of our information technology stocks did not do well. In particular, Google, Inc., Class A and Juniper Networks, Inc. were both down 14% for the period. Google continues to be plagued by a couple of issues, the biggest being government regulation. The company is currently being investigated for potential anti-competitive practices. This is something that we believe could be an overhang for the stock for the near future.
Juniper Networks, which provides internet communications equipment, was affected by news that its federal business may slow. The company has been executing very well; however, a significant portion of its revenue comes from the U.S. government. Due to the relevance of its product, it has been able to avoid any material slowdown until now. We continue to closely monitor the situation.
Portfolio Highlights
Returns — Period ended June 30, 2011

		Total Return		Average Annual Return
	Ticker
Share class	Symbol	YTD	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PXWGX	7.86%	38.34%	5.36%	3.90%	3.25%
Institutional Class[1,2]	PWGIX	7.98%	38.72%	5.60%	4.07%	3.34%
R Class[1,3]	PXGRX	7.68%	38.01%	5.17%	3.73%	3.17%
Russell 3000 Growth Index[4,6]		6.98%	35.68%	5.28%	5.36%	2.43%
Lipper Multi-Cap Growth Funds Index[5,6]		6.82%	36.78%	4.54%	4.85%	2.54%
Total returns for periods of less than one year have not been annualized.

June 30, 2011

[1]	The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

[4]	The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

[5]	The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the Growth Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments
U.S. Stocks	84.9%
Foreign Stocks	12.2%
Cash & Equivalents	2.9%

Total	100.0%

June 30, 2011
Pax World Growth Fund, continued
Top Ten Holdings

Company	Percent of Net Assets
Thermo Fisher Scientific, Inc.	2.0%
International Business Machines Corp	2.0%
Google, Inc., Class A	1.9%
Qualcomm, Inc.	1.8%
General Mills, Inc.	1.8%
PepsiCo, Inc.	1.7%
Cognizant Technology Solutions, Class A	1.7%
ConocoPhillips	1.6%
EMC Corp	1.6%
BMC Software, Inc.	1.6%

Total	17.7%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets
Information Technology	27.8%
Health Care	14.3%
Industrials	13.4%
Consumer Discretionary	11.6%
Energy	10.4%
Consumer Staples	7.6%
Financials	6.6%
Materials	3.8%
Telecommunications Services	1.2%
Utilities	0.9%
Other	2.4%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2011
Pax World Small Cap Fund
Portfolio Manager’s Comments
How did the Pax World Small Cap Fund perform for the period? For the six-month period ended June 30, 2011, the Individual Investor Class, Institutional Class and R Class shares of the Fund had total returns of 8.18%, 8.34% and 7.95%, respectively, versus the 6.21% return of the benchmark Russell 2000 Index. For the same period the Lipper Small Cap Core Funds Index had a total return of 6.18%
What factors contributed to the Fund’s performance? The Fund’s relative outperformance was primarily due to strong stock selection within the industrials and consumer discretionary sectors. The performance was somewhat offset by poor stock selection within the energy sector as well as the Fund’s cash holdings. Our energy holdings are weighted towards natural gas and, while this was a detriment during the period, we believe the long term opportunity is compelling.
Can you discuss any significant changes to the Fund’s positioning throughout the period? During the first quarter, we allowed cash to build in the Fund due to our concerns over the combination of slowing economic growth and lofty investor sentiment. The second quarter began strongly, but quickly deteriorated as investors grew concerned with the pace of the U.S. economic recovery and the European debt crisis. We were quite active in deploying our cash during May and early June —finding opportunities within the technology, financial and energy sectors that we believed to be attractive.
What portfolio holdings contributed positively to performance? Transcend Services, Inc., a health care technology company, increased significantly during the period. Strong financial results likely drove shares higher. Late in the period, we reduced our holdings due primarily to valuation. GameStop Corp., Class A, a multi-channel videogame retailer, increased during the period. In our view, steady financial results combined with an attractive valuation likely led to the rise.
What portfolio holdings detracted from performance? Och-Ziff Capital Mgmt. Group, LP, Class A, an alternative asset manager, declined significantly during the period. Concerns over the company’s ability to generate performance fees (which are based on positive absolute performance) given the market sell-off likely weighed on shares. Jamba, Inc., an operator of specialty restaurants, declined during the

June 30, 2011
Pax World Small Cap Fund, continued
period. Uneven performance during its operational turnaround likely led to the weakness. We continue to hold shares and believe management’s plan to re-franchise many company owned stores and the introduction of new menu items will drive long term shareholder value.
Portfolio Highlights
Returns—Period ended June 30, 2011

		Total Return		Average Annual Return
	Ticker				Since
Share class	Symbol	YTD	1 year	3 year	Inception
Individual Investor Class[1]	PXSCX	8.18%	37.70%	10.40%	8.65%
Institutional Class[1]	PXSIX	8.34%	38.05%	10.73%	8.95%
R Class[1]	PXSRX	7.95%	37.30%	10.11%	8.35%
Russell 2000 Index[2,4]		6.21%	37.41%	7.77%	7.11%
Lipper Small-Cap Core Funds Index[3,4]		6.18%	36.32%	7.54%	7.58%
Total returns for periods of less than one year have not been annualized.

[1]	The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[3]	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[4]	Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

June 30, 2011
Asset Allocation

Percent of Investments
U.S. Stocks	95.3%
Cash & Equivalents	4.7%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets
GameStop Corp., Class A	5.1%
Vascular Solutions, Inc.	4.9%
TheStreet.com, Inc.	4.8%
United Financial Bancorp., Inc.	4.5%
Westell Technologies, Inc., Class A	4.5%
Watsco, Inc.	4.2%
Hercules Technology Growth Capital, Inc.	4.2%
AboveNet, Inc.	4.1%
Natus Medical, Inc.	3.7%
Westwood Holdings Group, Inc.	3.6%

Total	43.6%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets
Information Technology	23.3%
Financials	20.4%
Health Care	16.4%
Consumer Discretionary	12.7%
Industrials	7.2%
Energy	6.6%
Telecommunication Services	6.1%
Utilities	1.9%
Consumer Staples	1.1%
Materials	0.2%
Other	4.1%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2011
Pax World International Fund
Portfolio Manager’s Comments
How did the Pax World International Fund perform for the period? For the six-month period ended June 30, 2011, the Individual Investor Class, Institutional Class and R Class shares of the Fund had total returns of 2.20%, 2.30% and 2.00%, respectively, versus 4.98% for the MSCI EAFE (Net) Index. For the same period the Lipper International Large-Cap Core Funds Index had a total return of 4.84%.
What factors contributed to the Fund’s performance? The first half of 2011 was a roller coaster ride for international investors. Markets continued last year’s momentum recovery trend through February, but strong performance was accompanied by growing investor concern regarding rising global inflation and its disproportionate impact on emerging economies. Investor worries regarding emerging markets were exacerbated by political unrest in Northern Africa. These concerns provided the catalyst for a rather abrupt rotation out of emerging markets into developed markets, which helped fuel the strong early performance of the developed market MSCI EAFE (Net) Index. Then, on March 11th, international investors woke up to tragedy as news of a 9.0 earthquake and tsunami shook Japan and the whole world. The unimaginable human toll of this horrible natural disaster was overshadowed by growing panic relating to the inability to contain radiation leaking from the damaged Fukushima nuclear reactor. Markets reacted with a renewed appreciation of risk and a dramatic sell-off. However, even as the crises in Japan and Libya deepened, investors’ attention and concern waned in favor of optimism for global growth, and markets rebounded sharply through the month of April. May and June brought selling on fears of sovereign credit crises in Europe and potentially in the US as the debt ceiling debate exposed dysfunctional decision-making in Washington. However, the second quarter and first half of 2011 finished in positive territory thanks to a strong last week of June on the back of progress in addressing the Greek debt crisis.
Below the surface of this very volatile first half of the year, the energy sector was a performance leader, benefiting from the rising price of oil. Likewise, sectors perceived as defensive, particularly consumer staples, health care and telecom stocks, outperformed. From a regional perspective, Europe led performance, benefiting from its large representation of strongly performing staples, healthcare and telecom stocks. Meanwhile, more cyclical and sovereign risk-sensitive regions

June 30, 2011
and sectors, particularly emerging markets and financials, were major laggards. The most significant negative market returns during the first half of the year came from Japanese equities due to uncertainty regarding the longer-term economic impact of the natural disaster. Information technology and utilities were also poor performers due to the disproportionate impact of Japan in those sectors.
With this market backdrop, the Fund underperformed, hurt significantly by overexposure to emerging markets and poor stock selection in Europe, consumer staples, consumer discretionary and health care sectors. The Fund was particularly punished for not holding strongly performing large-cap food stocks in the consumer staples sector, and for avoiding most of the large-cap pharmaceutical stocks in the benchmark, which also delivered very strong performance during the period. Tobacco stocks, in which the Fund is not permitted to invest, also performed strongly. On the positive side, performance was helped most by strong stock selection in financials, which accounts for almost 25% of international markets.
Can you discuss any significant changes to the Fund’s positioning throughout the period? The most significant change in sector allocation came with increased exposure to consumer staples and materials at the expense of health care and consumer discretionary. At the regional level, the biggest allocation shift was new exposure to Canada at the expense of an already underweight exposure to Europe. The Fund maintained sizeable overweights to the energy, technology and telecommunications sectors and to the emerging markets, and sizeable underweights in the UK, Australia and the financials sector.
During the period, we divested of positions in UK mobile phone operator Vodafone, Greek shipping company Diana Shipping, Japanese bank Mizuho and National Bank of Greece equity and preferred shares. We also sold our position in the Euro ETF (Currency Shares Euro Trust) and the Turkish Bond ETF (FTSE Istanbul Bond ETF). New positions in the portfolio include Canadian media and telecom company Rogers Communications, Inc., German retailer Metro AG, Chinese frozen vegetable company Chaoda Modern Agriculture, Ltd., Turkish cement company Mardin Cimento Sanayii ve Tica AS, Singapore bank DBS Group Holdings, Ltd., gaming console and software company Nintendo Co., Ltd., consumer electronics and industrials company Royal Philips and a Canadian Dollar ETF (Currency Shares Canadian Dollar Trust).
What portfolio holdings contributed positively to performance? Among the largest contributors to performance during the period included French insurer AXA SA,

June 30, 2011
Pax World International Fund, continued
up over 42%, National Australia Bank, Ltd., up 17%, and Canadian media company Rogers Communications, Inc., Class B, up over 15%.
What portfolio holdings detracted from performance? Among the largest detractors from performance during the period were UK game retailer Game Group PLC, down almost 40%, Swiss hearing aid company Sonova Holding AG, down almost 27%, and Chinese frozen vegetable company Chaoda Modern Agriculture, Ltd., down over 25%.
Portfolio Highlights
Returns — Period ended June 30, 2011

		Total Return		Average Annual Return
	Ticker				Since
Share class	Symbol	YTD	1 year	3 year	Inception
Individual Investor Class[1]	PXINX	2.20%	24.26%	-1.22%	-1.03%
Institutional Class[1]	PXNIX	2.30%	24.45%	-0.92%	-0.76%
R Class[1]	PXIRX	2.00%	23.74%	-1.53%	-1.35%
MSCI EAFE (Net) Index[2,4]		4.98%	30.36%	-1.77%	-2.48%
Lipper International Large-Cap Core Funds Index[3,4]		4.84%	31.15%	-2.38%	-2.65%
Total returns for periods of less than one year have not been annualized.

[1]	The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of July 2011 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax. Investors cannot invest directly in any index.

[3]	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. The Lipper

June 30, 2011

International Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator.

[4]	Unlike the International Fund, the MSCI EAFE (Net) Index and the Lipper International Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper International Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments
Foreign Stocks	95.7%
Exchange Traded Funds: Commodity & Currency	3.4%
Cash & Equivalents	0.9%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets
Statoil ASA, ADR	4.1%
SPDR Gold Shares	2.5%
Hennes & Mauritz AB, B Shares	2.4%
National Australia Bank, Ltd.	2.3%
Teva Pharmaceutical Industries, Ltd., ADR	2.3%
Koninklijke KPN NV	2.3%
Turkiye Halk Bankasi AS	2.2%
Metro AG.	2.1%
Honda Motor Co, Ltd., ADR	2.0%
DBS Group Holdings, Ltd	2.0%

Total	24.2%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets
Financials	19.7%
Industrials	10.9%
Energy	10.0%
Consumer Staples	9.9%
Health Care	8.3%
Information Technology	8.3%
Telecommunication Services	8.3%
Consumer Discretionary	7.5%
Materials	7.3%
Utilities	5.3%
ETFs: Commodity & Currency	3.4%
Other	1.1%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2011
Pax World International Fund, continued
Geographical Diversification

Country	Percent of Net Assets
Japan	17.5%
United Kingdom	13.5%
Switzerland	6.8%
France	5.5%
Australia	5.4%
Singapore	4.9%
Norway	4.1%
Netherlands	3.9%
Spain	3.4%
Germany	3.3%
Turkey	2.9%
Brazil	2.7%
Israel	2.3%
Sweden	2.3%
Hong Kong	2.1%
Poland	2.0%
Belgium	1.9%
Finland	1.8%
Austria	1.7%
Canada	1.7%
China	1.1%
Luxembourg	0.9%
Mexico	0.9%
Philippines	0.8%
Portugal	0.8%
Ireland	0.7%
Taiwan	0.6%
Other	4.5%

Total	100.0%

June 30, 2011
Pax World High Yield Bond Fund
Portfolio Manager’s Comments
How did the Pax World High Yield Bond Fund perform for the period? For the six-month period ended June 30, 2011, the Individual Investor Class, Institutional Class and R Class shares of the Fund had total returns of 4.05%, 4.04% and 4.05%, respectively, versus 4.82% for the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index. For the same time period, the Lipper High Current Yield Bond Index had a total return of 4.64%.
What factors contributed to the Fund’s performance? Our largest contributors to performance were our bond selections in the telecommunications and real estate sectors followed by our underweighting of positions in basic industry. Our largest detractor from performance was the underperformance of several consumer sector names that were impacted more negatively than defensive names due to weak economic data, lower retail sales and higher prices at the pump.
Can you discuss any significant changes to the Fund’s positioning throughout the period? New issuance was very strong through the first five months of the year and we participated by adding new names in energy, chemicals and capital goods. We expect these sectors to continue to benefit from worldwide growth even if it is at a slower pace than anticipated at the beginning of the year. We also increased our holdings in health care and real estate to try to take advantage of recovery in niche areas of these sectors.
We lightened up on a few of our telecom names that we believed were fully valued and not generating enough risk-adjusted return, or had reached their peak earnings. We also reduced our exposure in consumer cyclicals due to concern that higher gas prices and a slower economy would take a bite out of consumer spending power.
The fall-off of new issues in June was due to economic worries again jumping to the forefront as well as the typical summer slowdown. We expect a return of supply to the market after Labor Day as companies seek to take advantage of low rates.

June 30, 2011
Pax World High Yield Bond Fund, continued
What portfolio holdings contributed positively to performance? Our best performer was Wind Acquisition Finance SA, an Italian telecom provider. One of our two issues was taken out at a premium after regulatory hurdles holding up the merger of Weather Investments (Wind’s parent) and Vimplecom, a Russian mobile phone operator, were resolved. Vimplecom has a much stronger financial profile than Weather Investments and was able to take out the higher coupon bond. Another large contributor to our performance was NII Capital Corp., a provider of wireless service for Nextel in Latin America. We had an overweight position in the bonds which appreciated due to the company’s success in growing its subscriber base. Evertec, Inc., an operator of ATM networks in Puerto Rico and Latin America, was another win for us in the first half of 2011. The company was spun out of Banco Popular earlier this year and has performed well.
What portfolio holdings detracted from performance? Our equity holding in Brown Shoe Co., Inc. was our largest detractor from performance. Brown Shoe is a leading footwear company that operates more than 1,100 Famous Footwear stores in addition to selling leading brands in retail stores. The company disappointed the Street when it reported first quarter 2011 earnings and the stock lost value.
The next largest detractor was StonMor, a cemetery owner and operator in the US whose bonds we have owned since they were first issued at the end of 2009. We believe fundamentals are good, and the company conducted an equity offering in the fourth quarter of 2010, adding to its liquidity. We believe the weakness has more to do with macro issues and the discretionary income of consumers, which has been stretched. Also the issue is relatively small —$150 million — so that it doesn’t take much trading to move the needle, so to speak. We believe the bonds have an attractive yield, and we believe we are getting paid for the risk.
Gymboree Corp., a children’s retail and apparel manufacturer, also performed poorly during the first half of 2011. The company was hurt by several factors including exposure to higher cotton costs, missing fashion trends that led to discounting excess inventory and a weak recovery that contributed to weak retail performance. We had sold most of our position before the bonds fell further, which lessened our loss to some extent.

June 30, 2011
Portfolio Highlights
Returns — Period ended June 30, 2011

		Total Return		Average Annual Return
	Ticker
Share class	Symbol	YTD	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PAXHX	4.05%	12.88%	7.65%	7.44%	6.83%
Institutional Class[1,2]	PXHIX	4.04%	13.18%	7.87%	7.62%	7.00%
R Class[1,3]	PXHRX	4.05%	12.75%	7.41%	7.20%	6.72%
BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index[4,6]		4.82%	14.56%	10.53%	8.29%	8.10%
Lipper High Current Yield Bond Funds Index[5,6]		4.64%	15.86%	9.29%	7.05%	7.14%
Total returns for periods of less than one year have not been annualized.

[1]	The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

[4]	The BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index tracks the performance of BB- and B-rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.

[5]	The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the High Yield Bond Fund, the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index, and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes.

June 30, 2011
Pax World High Yield Bond Fund, continued
Asset Allocation

Percent of Investments
U.S. Bonds	72.3%
Foreign Bonds	24.1%
U.S. Stocks	0.7%
Foreign Stocks	0.2%
Cash & Equivalents	2.1%
Exchange Traded Funds	0.6%

Total	100.0%
Credit Quality

Bond Rating	Percent of Bonds
A	0.6%
BB	19.2%
B	67.1%
CCC	12.7%
Not Rated	0.4%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets
Foodcorp Ltd., 144A, 8.750%, 03/01/18	1.9%
MDC Partners, Inc., 11.000%, 11/01/16	1.8%
Stream Global Services, Inc., 11.250%, 10/01/14	1.6%
Rosetta Resources, Inc., 9.500%, 04/15/18	1.6%
PHI, Inc., 144A, 8.625%, 10/15/18	1.6%
Icon Health & Fitness, Inc., 144A, 11.875%, 10/15/16	1.6%
Aptalis Pharma, Inc., 12.750%, 03/01/16	1.6%
Park-Ohio Industries, Inc., 144A, 8.125%, 04/01/21	1.6%
Goodrich Petroleum Corp., 144A. 8.875%, 03/15/19	1.6%
StoneMor/Cornerstone/Osiris, 10.250%, 12/01/17	1.6%

Total	16.5%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2011
Sector Diversification

Sector	Percent of Net Assets
Health Care	14.2%
Energy	13.1%
Services	11.8%
Telecommunications	11.6%
Media	10.4%
Consumer Cyclical	9.3%
Basic Industry	7.2%
Consumer Non-Cyclical	6.9%
Technology & Electronics	6.1%
Real Estate	1.7%
Capital Goods	1.5%
Automotive	1.2%
Utility	1.0%
Exchange Traded Funds	0.6%
Other	3.4%

Total	100.0%
May include companies representing multiple industries with a single “sector”.
Geographic Diversification

Percent of Net Assets
United States	74.1%
Mexico	4.3%
Bermuda	2.8%
South Africa	1.9%
Canada	1.8%
Hong Kong	1.5%
Luxembourg	1.5%
Puerto Rico	1.4%
Netherlands	1.4%
Germany	1.4%
Bahamas	1.2%
Austria	1.0%
Australia	0.9%
United Kingdom	0.8%
France	0.4%
Marshall Islands	0.2%
Other	3.4%

Total	100.0%

June 30, 2011
Pax World Global Women’s Equality Fund
Portfolio Manager’s Comments
How did the Pax World Global Women’s Equality Fund perform for the period? For the six-month period ended June 30, 2011, the Individual Investor Class and Institutional Class shares of the Fund had total returns of 2.97% and 3.14%, respectively, versus 5.12% for the MSCI World Large-Cap (Net) Index. For the same period the Lipper Global Large-Cap Core Funds Index had a total return of 6.35%.
What factors contributed to the Fund’s performance? Reversing the previous period trend, stock selection contributed virtually all of the relative underperformance for the period. Regional allocations also contributed unfavorably to overall performance. In specific, allocations to the US, UK, Europe, Brazil and China had a negative impact. Surprisingly, although the Fund had virtually no exposure to the European peripheral countries where the region’s debt concerns were concentrated, the so-called stronger ‘core-countries’ in Europe, namely, Germany, France and Netherlands, were a significant source of the Fund’s underperformance in the region. The sectors that were the weakest during the period were consumer discretionary, consumer staples, industrial and technology. Heightened global concerns, especially during the second quarter, were characterized by volatile equity, currency and commodity markets, and the Fund lagged the benchmark as it was positioned for a moderate growth environment.
Can you discuss any significant changes to the Fund’s positioning throughout the period? During the period, we shifted the Fund’s focus to a defensive posture. While the geopolitical risks remained at high levels, we felt we may be reaching a tipping point where the rise in hydrocarbon prices would reach a point of demand destruction. As such, we lowered exposure to the industrials and materials sectors, divesting Golar LNG, Ltd. and trimming the Sasol, Ltd., ADR position. Additionally, the Fund’s information technology sector allocation was still the single most overweight sector, but the variance relative to the benchmark was reduced between the first and second quarters of the year. Due to the rising volatility in the global equity markets, the Fund raised positions in the health care and consumer staples sectors.

June 30, 2011
What portfolio holdings contributed positively to performance? Roche Holdings AG and Golar LNG, Ltd. were among the top contributors to performance for the period. Roche, a Swiss pharmaceutical giant, reversed the previous quarter’s disappointing performance trend. Roche’s Avastin license (acquired through its Genentech purchase in 2009) is under review by the Food & Drug Administration (FDA) for its use in metastatic breast cancer. However, the Centers for Medicare & Medicaid Services (CSM) indication is that regardless of the FDA’s decision, the reimbursement will not be impacted. We believe this issue will likely be resolved in the near term. Roche’s growth rate is significantly higher than the global pharmaceutical sector and the company trades at a discount to the group. Roche is the top holding in the Fund with strong cash flow generation and what we believe to be attractive growth prospects.
Roche’s gender diversity attributes are strong. The company added a woman to its 8-member senior management team in 2010. There are two women on the 13—person board. The company offers flextime and telecommuting options, maternity and paternity leave, has some childcare centers and has several executives overseeing diversity programs.
Golar, a leading LNG (Liquid Natural Gas) transportation company, outperformed the industrials sector during the period, contributing favorably to the Fund’s performance. The company benefitted from the favorable rise in LNG shipping rates due to an increased demand for LNG. We divested the position as it reached our price target to deploy capital elsewhere.
What portfolio holdings detracted from performance? Among the companies that hurt Fund performance during the period were Longtop Financial Technologies, Ltd., ADR, PNC Financial Services Group, Inc. (PNC) and Game Group PLC.
Longtop Financial is an application services software company that provides technology solutions to major financial institutions in China. The company showed very promising growth in the Chinese financial sector with solid competitive advantages. However, recently the company’s accounting firm, Deloitte Touche Tohmatsu CPA, Ltd., and the company’s chief financial officer tendered resignations. Following the news, the Securities and Exchange Commission announced an inquiry. Prior to the announcements of the resignations, we divested the Longtop position as we no longer felt confident in management’s business practices.

June 30, 2011
Pax World Global Women’s Equality Fund, continued
During the period, PNC announced the acquisition of certain financial assets from RBC Bank, a US subsidiary of Royal Bank of Canada. Investors viewed the acquisition to be negative to the PNC franchise and the stock lagged the financial sector significantly. We believe PNC management has proved to be excellent integrators of financial assets over the years and expect this acquisition to be accretive to the firm in the intermediate term. The Fund continues to hold the position.
Lastly, Game Group PLC, a UK based gaming company, was hurt when management lowered revenue expectations due to a weak gaming market outlook. We believe that the gaming cycle is at the beginning stages of a growth ramp and continued to hold the shares in the Fund.
Portfolio Highlights
Returns — Period ended June 30, 2011

		Total Return		Average Annual Return
	Ticker
Share class	Symbol	YTD	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PXWEX	2.97%	27.01%	-1.73%	0.60%	2.17%
Institutional Class[1,2]	PXWIX	3.14%	27.39%	-1.47%	0.89%	2.32%
MSCI World Large Cap (Net) Index[3,5]		5.12%	29.41%	-0.01%	2.12%	3.31%
Lipper Global Large-Cap Core Funds Index[4,5]		6.35%	31.32%	1.44%	3.66%	3.64%
Total returns for periods of less than one year have not been annualized.

[1]	Pax World Global Women’s Equality Fund, a series of Pax World Funds Series Trust I, acquired Women’s Equity Fund, a series of Professionally Managed Portfolios (“Old Women’s Equity Fund” ), on October 29, 2007. Performance information shown includes the performance of Retail Class shares of Old Women’s Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women’s Equity Fund and the Global Women’s Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares includes the performance of the Retail Class shares of Old Women’s Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between Old Women’s Equity Fund and the Global Women’s Equality Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown.

June 30, 2011

[3]	The MSCI World Large Cap Index is a subset of the MSCI World Index, and has a target coverage range of approximately 70% of the free float-adjusted market capitalization within the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Performance for the MSCI World Large Cap Index is shown “net,” which includes dividend reinvestments after deduction of foreign withholding taxes.

[4]	The Lipper Global Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Large-Cap Funds Average. The Lipper Global Large-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three year weighted basis) above Lipper’s Global Large-Cap floor. Global Large-Cap Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. The Lipper Global Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[5]	Unlike the Global Women’s Equality Fund, the MSCI World Large Cap (Net) Index and the Lipper Global Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments
U.S. Stocks	39.5%
Foreign Stocks	47.5%
U.S. Bonds	0.6%
Exchange Traded Funds: Commodity	2.3%
Warrants	1.3%
Cash & Equivalents	8.8%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets
Roche Holding AG	2.8%
Statoil ASA, ADR	2.7%
ConocoPhillips	2.5%
BlackRock, Inc.	2.3%
Pfizer, Inc	2.3%
Broadridge Financial Solutions, Inc	2.3%
Potash Corp. of Saskatchewan, Inc.	2.1%
Reckitt Benckiser Group PLC	2.1%
SPDR Gold Shares	1.9%
Nuance Communications, Inc.	1.9%

Total	22.9%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2011
Pax World Global Women’s Equality Fund, continued
Sector Diversification

Sector	Percent of Net Assets
Information Technology	15.2%
Health Care	12.3%
Energy	12.1%
Financials	10.9%
Industrials	10.3%
Consumer Staples	9.8%
Consumer Discretionary	7.4%
Materials	6.4%
Telecommunication Services	3.5%
Exchange Traded Funds: Commodity	2.3%
Warrants	1.3%
Utilities	0.7%
Bonds	0.6%
Other	7.2%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.
Geographic Diversification

Country	Percent of Net Assets
United States	42.1%
United Kingdom	12.7%
Switzerland	6.0%
Japan	4.6%
Canada	4.4%
Germany	3.4%
Australia	2.8%
Norway	2.7%
Netherlands	1.6%
Brazil	1.4%
Sweden	1.4%
Belgium	1.3%
France	1.3%
Israel	1.3%
Chile	0.8%
India	0.8%
Finland	0.7%
Poland	0.7%
South Africa	0.5%
Other	9.5%

Total	100.0%

June 30, 2011
Pax World Global Green Fund
Portfolio Managers’ Comments
How did the Pax World Global Green Fund perform for the period? For the six-month period ended June 30, 2011, the Individual Investor Class, Institutional Class and R Class shares of the Fund had total returns of 4.57%, 4.77% and 4.48%, respectively, versus 5.29% for the MSCI World (Net) Index and 8.38% for the FTSE Environmental Opportunities Index.
What factors contributed to the Fund’s performance? The ongoing theme of mergers and acquisition (“M&A”) activity and associated positive sentiment contributed to performance throughout the period. In addition, selected Asian companies performed well due to exposure to long term secular growth trends, such as the Chinese government’s commitment to spending money on social housing incorporating energy efficient materials, and the goal of facilitating natural gas connections to new urban areas.
Positive, expansionary Institute for Supply Management manufacturing (‘ISM’) data was generally supportive of the performance of US industrial companies, a phenomenon that was matched among German peers following positive trends in factory output in the region.
Asia was an area of weakness, with the market reacting to concerns over Japanese growth following the tragic earthquake, tsunami and nuclear disasters. In addition, the Fund was exposed to weakness in specific subsectors, including the light emitting diode (‘LED’) sector, where oversupply has pressurized margins.
Commodity price volatility and its impact on price/cost dynamics also had a negative impact on selected stocks.
While North African regime change agitation impacted the markets during the first quarter, it largely dissipated in the second quarter, though overall investor concerns about the effect of the end of quantitative easing in the US, Asian inflation and

June 30, 2011
Pax World Global Green Fund, continued
monetary policy trends in Euro zone peripherals persisted throughout the first half of the year.
Can you discuss any significant changes to the Fund’s positioning throughout the period?
Renewable & Alternative Energy and Energy Efficiency
We added several holdings at valuations we believed to be attractive. We added LeGrand SA (low voltage efficiency components, France) and Epistar Corp. (power electronics, Taiwan) positive earnings trends. We added a new holding in Prysmian SpA (industrial energy efficiency, Italy), for exposure to the long term power network efficiency theme. Further new positions were taken in Rogers Corp (industrial energy efficiency, US) for exposure to a key energy efficiency technology, and IMI PLC (water and energy management, UK) for exposure to secular growth themes across the industrial energy efficiency sector. Infineon Technologies AG (power electronics, Germany) was added for exposure to growth in the analogue semiconductor sector.
We sold out of Murata Manufacturing Co., Ltd. (power electronics, Japan) as the company reached our valuation target following a recovery in the consumer electronics sector. We sold out of Xinyi Glass Holdings, Ltd. (energy efficient glass, Hong Kong) following sustained outperformance. We sold out of Rotork PLC (actuators, UK) when the stock reached its price target. We also sold out of Stanley Electric (LED lighting, Japan) following the Japanese tsunami, with management expectations significantly reduced.
Water Infrastructure & Technologies and Pollution Control
We added to our holding in Pennon Group PLC (water utility, UK), as we believe there is attractive upside to be gained from the company’s ability to pass the current high rates of inflation on to its customers.
What portfolio holdings contributed positively to performance? Thermo Fisher Scientific, Inc., (analytical instruments, US) benefitted from M&A activity, as the company bought competitor Dionex Corp. during the period. Similarly, Pall Corp. (water treatment, US) rose on news that the CEO is to leave the company, which led to speculation that Pall might be acquired. A further positive market reaction to an acquisition benefitted Idex Corp (water infrastructure equipment, US).
Pennon Group PLC (water utility, UK) and American Water Works Co. (water utility, US) performed well due to their more defensive earnings characteristics in

June 30, 2011
a period of market volatility. Pennon was additionally exposed to UK inflation and UK utility M&A sentiment, and American Water was assisted by its well-received approach to tackling a low return on equity versus its peers.
German companies GEA Group AG (heat exchangers) and Linde AG (industrial gases) performed well on their exposure to German industrial growth.
In the US, positive automotive market data points drove performance at Johnson Controls, Inc. (batteries and building controls).
Hong Kong listed Xinyi Glass Holdings, Ltd. (energy efficient glass) benefitted from improving demand from construction markets for energy efficient building materials and automotive glass. Furthermore, mainland China gas supply company ENN Energy performed well on positive pricing news.
Campbell Brothers, Ltd. (environmental testing & gas sensing, Australia) performed well as the company’s testing business benefitted from its exposure to the metals and mining sector and due to a well-received acquisition.
What portfolio holdings detracted from performance? UK stocks Invensys PLC (automation and rail signaling) and IMI PLC (water and energy management) underperformed as EU sovereign debt concerns (particularly in Greece) weighed on sentiment in European markets generally.
Yamatake Corp. (industrial automation and building controls, Japan) suffered from delays in project implementation of new energy efficiency systems caused by rolling black outs in Japan following the earthquake. Furthermore, Stanley Electric Co., Ltd. (LED lighting, Japan) suffered due to exposure to the electronics and automotive industries impacted by tsunami damage. Kurita Water Industries, Ltd. (water treatment and desalination, Japan) suffered from management downgrades to company forecasts related to the weakness in semiconductor end markets caused by tsunami damage. Daiseki Co., Ltd. (hazardous waste) was also weak on exposure to the electronics and automotive industries impacted by tsunami damage.
LED TV market overcapacity impacted Delta Electronics, Inc. (LEDs, Taiwan). Nalco Holding Co. (water treatment equipment, US) suffered from raw material cost pressure and disappointing first quarter results and guidance.

June 30, 2011
Pax World Global Green Fund, continued
Sims Metal Management, Ltd. (metal recycling, Australia) was impacted by commodity and recycled metal price declines as expectation of further interest rate increases in most Asian economies increased fears of economic slowdown.
China Everbright International, Ltd. (water projects, China) was weak on fears that profitability would be impacted by interest rate increases implemented to cool inflation in the region.
Portfolio Highlights
Returns — Period ended June 30, 2011

		Total Return		Average Annual Return
	Ticker				Since
Share class	Symbol	YTD	1 year	3 year	Inception
Individual Investor Class[1]	PGRNX	4.57%	29.71%	0.95%	0.75%
Institutional Class[1]	PGINX	4.77%	30.08%	1.24%	1.02%
R Class[1]	PGRGX	4.48%	29.40%	0.70%	0.49%
MSCI World (Net) Index[2,4]		5.29%	30.51%	0.47%	-0.22%
FTSE Environmental Opportunities Index Series[3,4]		8.38%	39.27%	3.95%	3.43%
Total returns for periods of less than one year have not been annualized.

[1]	The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of January 2010 the MSCI World (Net) Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[3]	The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax World Global Green Fund.

June 30, 2011

[4]	Unlike the Global Green Fund, the MSCI World (Net) Index and the FTSE Environmental Opportunities Index Series are not investments, are not professionally managed, have no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments
Foreign Stocks	57.6%
U.S. Stocks	40.1%
Cash & Equivalents	2.3%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets
Cooper Industries PLC	4.0%
Emerson Electric Co.	4.0%
Legrand SA	4.0%
GEA Group AG	3.7%
Linde AG.	3.6%
Pall Corp.	3.6%
Infineon Technologies AG	3.5%
Nalco Holding Co.	3.5%
Johnson Controls, Inc.	3.4%
Yingde Gases	3.3%

Total	36.6%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2011
Pax World Global Green Fund, continued
Industries

Industry	Percent of Net Assets
Machinery	24.9%
Electrical Equipment	15.5%
Chemicals	10.3%
Commercial Services & Supplies	7.6%
Electronic Equipment Instruments & Components	7.4%
Auto Components	4.4%
Water Utilities	3.7%
Semiconductors & Semiconductor Equipment	3.5%
Metals & Mining	3.1%
Gas Utilities	2.8%
Industrial Conglomerates	2.7%
Life Sciences Tools & Services	2.4%
Construction & Engineering	1.7%
Household Products	1.7%
Electric Utilities	1.4%
Semiconductor Equipment & Products	1.4%
Electronic Equip & Instruments	1.2%
Independent Power Producers & Energy Traders	1.0%
Other	3.3%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.
Geographic Diversification

Country	Percent of Net Assets
United States	39.7%
Germany	10.7%
United Kingdom	9.2%
Japan	8.6%
Australia	4.8%
Hong Kong	4.8%
Ireland	4.7%
China	4.1%
France	4.0%
Taiwan	2.5%
Italy	1.4%
Spain	1.0%
Philippines	0.7%
Belgium	0.5%
Other	3.3%

Total	100.0%

June 30, 2011
Sustainable Investing
Sustainability Update
The proxy season of 2011 was the busiest ever for Pax World. All told, we voted 1,601 proxies for 714 companies, voting with management 20% of the time and against management, or abstaining, 80% of the time on management proposals. We voted for shareholder proposals on company ballots in 80% of cases. While proxies may contain many individual proposals and many ballots are unique, a few factors stood out: we tended to vote against management primarily due to insufficient board diversity, when boards were classified (or not elected all at once), and when we believed that company executive compensation plans were overly generous or not well aligned with performance.
In 2011, we revised our proxy voting policies to strengthen standards for gender diversity on boards. Pax has always opposed slates of board candidates that included no women or minorities, and has written letters to the companies explaining why. But we have also noted, as the percentage of women on boards has crept up—far too gradually—that far too many companies have adopted a minimalist approach to board diversity, checking off the box and considering their boards “diverse” if they include a single woman. Global figures from Governance Metrics International (GMI) show that, among the approximately 4,200 companies GMI rates, the average board has ten people, only one of whom is a woman. Given the contributions women make to corporate governance, and the fact, borne out by many academic studies, that diverse groups do a better job of decision-making than homogeneous ones, the check-box approach smacks of tokenism and simply will not do. So, Pax amended its proxy voting policies to withhold votes from most director slates if they included fewer than two women. While this means that we routinely withhold votes from many board slates, we believe that it is important that companies begin hearing that gender diversity on their boards needs to be made a priority. During the height of the proxy season—from March through June—Pax withheld votes from or voted against boards at 264 companies for insufficient gender diversity, and 138 of those companies had only a single woman among the director candidates.

June 30, 2011
Sustainability Report, continued
Pax World also engages in various forms of shareholder advocacy each year, and this year our advocacy focused on environmental and governance issues, and women’s empowerment. Pax joined with other investors several times to support environmental initiatives, ranging from support for stronger environmental standards (such as fuel economy, greenhouse gas regulation and support for clean energy) to better company disclosure of environmental impacts, including climate-related risks and opportunities, risks and opportunities related to the availability of water, and deforestation impacts of supply chains. Our governance advocacy focused on executive compensation—in particular, advocating for annual advisory votes on executive compensation in the US and Canada—and on companies’ board membership in industry associations that have opposed regulation of greenhouse gas emissions or clean energy standards.
On women’s empowerment, Pax continues to co-lead an initiative of the United Nations Principles for Responsible Investment focusing on board diversity, and this year we also launched our “Say No to All Male Boards” campaign, urging investors, mutual funds, and asset owners to withhold votes from all-male board slates and follow up with letters to companies explaining the reasons for those votes.
Investor advocacy for better environmental, social and governance performance and disclosure is something that rarely achieves results quickly, but over the long term often does. It was largely due to investor advocacy that US companies are now required to offer shareholders the ability to cast advisory votes on executive compensation, for
Pax World ESG Criteria
Pax World Funds takes into consideration the following ESG criteria when looking at all potential investments:
Environment
•	Air, water & soil emissions

•	Pollution prevention

•	Recycling & waste reduction

•	Energy & resource efficiency

•	Use of clean & renewable energy

•	Climate change initiatives

•	Promoting sustainable development
Workplace
•	Diversity

•	Equal opportunity

•	Workplace health & safety

•	Labor-management relations

•	Vendor standards

•	Human rights
Corporate Governance
•	Board independence & diversity

•	Executive compensation

•	Auditor independence

•	Shareholder rights

•	Disclosure & transparency

•	Business ethics

•	Legal & regulatory compliance
Product Integrity
•	Product health & safety

•	Animal welfare

•	Consumer issues

•	Emerging technology issues
Community
•	Community commitment & relationships

•	Philanthropic activities

•	Responsible lending practices

June 30, 2011
example. Investor interest in board diversity provided the spark that led several countries (e.g., Great Britain, France, Germany, Spain, Norway, Australia and Italy) to undertake stronger measures to encourage or require gender diversity on corporate boards. This work, whether we do it alone or as part of investor coalitions, does make a difference over time, and we intend to keep doing it.

June 30, 2011
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June 30, 2011
Shareholder Expense Examples
Examples As a shareholder of the Pax World Balanced, Growth, Small Cap, International, High Yield Bond, Global Women’s Equality, or Global Green Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the prospectus or talk to your financial adviser.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2011 and ending on June 30, 2011.
Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $6 to the estimated expenses paid during the period.
Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

June 30, 2011
Shareholder Expense Examples, continued
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense	Expenses Paid
Based on Actual Fund Return	(1/1/11)	(6/30/11)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$1,056.50	0.94%	$4.79
Balanced Fund — Institutional	1,000.00	1,057.70	0.69%	3.52
Balanced Fund — R	1,000.00	1,055.00	1.19%	6.06

Growth Fund — Individual Investor	1,000.00	1,078.60	1.36%	7.01
Growth Fund — Institutional	1,000.00	1,079.80	1.11%	5.72
Growth Fund — R	1,000.00	1,076.80	1.61%	8.29

Small Cap Fund — Individual Investor	1,000.00	1,081.80	1.24%	6.40
Small Cap Fund — Institutional	1,000.00	1,083.40	0.99%	5.11
Small Cap Fund — R	1,000.00	1,079.50	1.49%	7.68

International Fund — Individual Investor	1,000.00	1,022.00	1.40%	7.02
International Fund — Institutional	1,000.00	1,023.00	1.15%	5.77
International Fund — R	1,000.00	1,020.00	1.65%	8.26

High Yield Bond Fund — Individual Investor	1,000.00	1,040.50	0.96%	4.86
High Yield Bond Fund — Institutional	1,000.00	1,040.40	0.71%	3.59
High Yield Bond Fund — R	1,000.00	1,040.50	1.21%	6.12

Global Women’s Equality Fund — Individual Investor	1,000.00	1,029.70	1.24%	6.24
Global Women’s Equality Fund — Institutional	1,000.00	1,031.40	0.99%	4.99

Global Green Fund — Individual Investor	1,000.00	1,045.70	1.40%	7.10
Global Green Fund — Institutional	1,000.00	1,047.70	1.15%	5.84
Global Green Fund — R	1,000.00	1,044.80	1.65%	8.37

[1]	Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2011 and ending on June 30, 2011).

June 30, 2011
Shareholder Expense Examples, continued

	Beginning	Ending	Annualized
Based on Hypothetical 5% Return	Account Value	Account Value	Expense	Expenses Paid
(before expenses)	(1/1/11)	(6/30/11)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$1,020.13	0.94%	$4.71
Balanced Fund — Institutional	1,000.00	1,021.37	0.69%	3.46
Balanced Fund — R	1,000.00	1,018.89	1.19%	5.96

Growth Fund — Individual Investor	1,000.00	1,018.05	1.36%	6.80
Growth Fund — Institutional	1,000.00	1,018.29	1.11%	5.56
Growth Fund — R	1,000.00	1,016.81	1.61%	8.05

Small Cap Fund — Individual Investor	1,000.00	1,018.65	1.24%	6.21
Small Cap Fund — Institutional	1,000.00	1,019.89	0.99%	4.96
Small Cap Fund — R	1,000.00	1,017.41	1.49%	7.45

International Fund — Individual Investor	1,000.00	1,017.85	1.40%	7.00
International Fund — Institutional	1,000.00	1,019.09	1.15%	5.76
International Fund — R	1,000.00	1,016.61	1.65%	8.25

High Yield Bond Fund — Individual Investor	1,000.00	1,020.03	0.96%	4.81
High Yield Bond Fund — Institutional	1,000.00	1,021.27	0.71%	3.56
High Yield Bond Fund — R	1,000.00	1,018.79	1.21%	6.06

Global Women’s Equality Fund — Individual Investor	1,000.00	1,018.65	1.24%	6.21
Global Women’s Equality Fund — Institutional	1,000.00	1,019.89	0.99%	4.96

Global Green Fund — Individual Investor	1,000.00	1,017.85	1.40%	7.00
Global Green Fund — Institutional	1,000.00	1,019.09	1.15%	5.76
Global Green Fund — R	1,000.00	1,016.61	1.65%	8.25

[1]	Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2011 and ending on June 30, 2011).

June 30, 2011
Schedule of Investments (Unaudited)
Pax World Balanced Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
COMMON STOCKS: 72.6%

Consumer Discretionary: 3.6%
BorgWarner, Inc. (a)(f)	166,098	$13,419,057
Darden Restaurants, Inc.	130,000	6,468,800
Expedia, Inc. (f)	314,800	9,126,052
GameStop Corp., Class A (a)(f)	95,900	2,557,653
Hennes & Mauritz AB, B Shares	135,000	4,654,952
Lowe’s Cos., Inc.	425,000	9,906,750
Macy’s, Inc.	85,000	2,485,400
McDonald’s Corp.	93,000	7,841,760
Target Corp. (d)	150,000	7,036,500
Time Warner, Inc.	280,000	10,183,600

		73,680,524

Consumer Staples: 4.1%
Corn Products International, Inc.	508,860	28,129,781
Natura Cosmeticos SA	210,000	5,247,813
PepsiCo, Inc. (d)	461,000	32,468,230
Procter & Gamble Co., The (d)	275,000	17,481,750

		83,327,574

Energy: 12.4%
Baker Hughes, Inc. (d)	600,410	43,565,750
Canadian Natural Resources, Ltd.	80,000	3,348,800
ConocoPhillips	491,500	36,955,885
Ensco PLC , ADR	704,300	37,539,190
EQT Corp.	645,300	33,891,156
Noble Corp.	221,154	8,715,679
Noble Energy, Inc.	139,800	12,530,274
Penn West Petroleum, Ltd.	65,000	1,500,907
Quicksilver Resources, Inc. (a)(d)(f)	1,013,300	14,956,308
Range Resources Corp. (f)	120,000	6,660,000
Rosetta Resources, Inc. (a)	55,000	2,834,700
Sasol Ltd., ADR	149,900	7,928,211
Statoil ASA, ADR (f)	921,825	23,460,446
Suncor Energy, Inc. (d)	493,200	19,284,120

		253,171,426

Financials: 6.1%
American Express Co. (d)	260,000	13,442,000
Bank of New York Mellon Corp., The	421,300	10,793,706
BlackRock, Inc. (d)	77,500	14,865,275
Digital Realty Trust, Inc., REIT (f)	150,000	9,267,000
Hospitality Properties Trust, REIT	200,000	4,850,000
JPMorgan Chase & Co.	491,725	20,131,222
Och-Ziff Capital Mgmt. Group, LP, Class A (f)	268,468	3,723,651
optionsXpress Holdings, Inc. (f)	630,058	10,509,367
Plum Creek Timber Co., Inc., REIT	199,579	8,090,933
State Street Corp. (d)	270,600	12,201,354
Willis Group Holdings PLC (f)	390,200	16,041,122

		123,915,630

Health Care: 9.4%
Amgen, Inc. (a)(d)	302,371	17,643,348
Becton Dickinson & Co. (f)	523,530	45,112,580
Gilead Sciences, Inc. (a)	651,000	26,957,910
Human Genome Sciences, Inc. (a)(f)	105,000	2,576,700
Mylan, Inc. (a)	1,195,000	29,480,650
Pfizer, Inc.	370,000	7,622,000
Roche Holding AG	122,500	20,509,036
St. Jude Medical, Inc.	105,000	5,006,400
Teva Pharmaceutical Industries, Ltd., ADR	647,581	31,226,356
Thermo Fisher Scientific, Inc. (a)	75,000	4,829,250

		190,964,230

Industrials: 10.1%
3M Co.	30,000	2,845,500
CCR SA	275,000	8,184,891
Cummins, Inc. (d)	268,698	27,807,556
Deere & Co.	753,900	62,159,055
Emerson Electric Co.	516,534	29,055,038
Expeditors International of Washington, Inc.	424,500	21,730,155
Ingersoll-Rand PLC	376,400	17,092,324
Nordson Corp. (f)	408,800	22,422,680
Royal Philips	100,000	2,570,005
Timken Co.	241,400	12,166,560

		206,033,764

Information Technology: 15.0%
Altera Corp.	180,000	8,343,000
Autodesk, Inc. (a)	80,000	3,088,000
BMC Software, Inc. (a)	235,000	12,854,500
Citrix Systems, Inc. (a)	20,000	1,600,000
Cognizant Technology Solutions, Class A (a)	140,594	10,311,164
EMC Corp. (a)(f)	2,516,899	69,340,567
Google, Inc., Class A (a)	25,260	12,791,159
IBM	110,000	18,870,500
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
COMMON STOCKS, continued

Information Technology, continued
Intuit, Inc. (a)	830,000	$43,043,800
Juniper Networks, Inc. (a)	205,000	6,457,500
NetApp, Inc. (a)	220,000	11,611,600
Nintendo Co., Ltd.	42,500	7,981,000
Oracle Corp.	360,000	11,847,600
Qualcomm, Inc. (d)	1,030,900	58,544,811
Riverbed Technology, Inc. (a)	421,400	16,683,226
Taiwan Semiconductor, ADR (f)	430,399	5,427,332
Teradata Corp. (a)	75,000	4,515,000

		303,310,759

Materials: 3.9%
Nalco Holding Co. (f)	282,484	7,855,880
Nucor Corp.	300,000	12,366,000
Potash Corp. of Saskatchewan, Inc.	100,000	5,699,000
Rio Tinto PLC, ADR	357,200	25,832,704
Syngenta AG, ADR	330,000	22,294,800
Vale SA, ADR (d)	185,000	5,910,750

		79,959,134

Telecommunication Services: 5.4%
America Movil SAB de CV, Series L, ADR (d)	610,667	32,902,738
American Tower Corp., Class A (a)(d)	811,867	42,485,000
Portugal Telecom SGPS SA	766,771	7,537,945
Vodafone Group PLC, ADR (d)	948,700	25,349,264

		108,274,947

Utilities: 2.6%
OGE Energy Corp.	15,100	759,832
Oneok, Inc.	673,028	49,810,802
Veolia Environnement SA, ADR	90,000	2,550,600

		53,121,234

Total Common Stocks (Cost $1,185,280,846)		1,475,759,222

EXCHANGE TRADED FUNDS: 0.4%
iShares Barclays TIPS Bond Fund (f)	50,100	5,543,064
SPDR Gold Shares (a)	15,250	2,226,195

Total Exchange Traded Funds (Cost $6,431,144)		7,769,259

BONDS: 26.3%

CORPORATE BONDS: 12.4%

Community Investments: 0.2%
Calvert Social Investment Foundation, 3.000%, 11/30/11	1,500,000	1,500,152
Calvert Social Investment Foundation, 3.000%, 12/31/11	1,500,000	1,500,000
Self Help Venture Note, 4.228%, 01/28/15 (c)	2,000,000	2,000,140

		5,000,292

Consumer Discretionary: 0.7%
Best Buy Co., Inc., 3.750%, 03/15/16	2,396,000	2,410,050
Harley-Davidson Funding Corp., 144A, 5.250%, 12/15/12 (e)	3,000,000	3,141,342
Staples, Inc., 7.375%, 10/01/12	5,000,000	5,366,690
VF Corp., 5.950%, 11/01/17	2,235,000	2,585,126

		13,503,208

Consumer Staples: 1.3%
Anheuser-Busch InBev Worldwide, 5.375%, 11/15/14	3,052,000	3,410,924
Anheuser-Busch InBev Worldwide, 3.625%, 04/15/15	1,175,000	1,244,215
Corn Products International, Inc., 3.200%, 11/01/15	500,000	510,463
Estee Lauder Co., Inc., 6.000%, 01/15/12	1,599,000	1,642,024
Estee Lauder Co., Inc., 7.750%, 11/01/13	5,000,000	5,742,775
Kellogg Co., 4.150%, 11/15/19	2,000,000	2,065,002
Kimberly-Clark Corp., 5.000%, 08/15/13	3,150,000	3,421,171
Kimberly-Clark Corp., 6.125%, 08/01/17	5,000,000	5,909,070
Kraft Foods, Inc., 6.125%, 08/23/18	2,000,000	2,296,976

		26,242,620

Energy: 1.0%
Baker Hughes, Inc., 7.500%, 11/15/18	2,230,000	2,815,640
ConocoPhillips, 5.200%, 05/15/18	2,850,000	3,201,807
Oneok Partners, LP, 8.625%, 03/01/19	3,775,000	4,806,273
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
CORPORATE BONDS, continued

Energy, continued
Southern Union Co., 7.200%, 11/01/66 (f)	$2,600,000	$2,431,000
Statoil ASA, 5.250%, 04/15/19	3,000,000	3,334,434
Statoil ASA, 144A, 5.125%, 04/30/14 (e)	3,000,000	3,315,861
Talisman Energy, Inc., 3.750%, 02/01/21	1,000,000	947,154

		20,852,169

Financials: 4.0%
American Express Bank, FSB, 5.500%, 04/16/13	2,000,000	2,140,506
American Express Centurion Bank, 5.550%, 10/17/12	2,000,000	2,112,034
American Express Co., 7.000%, 03/19/18	1,000,000	1,178,448
American Express Credit Corp., 6.500%, 12/05/11 (i)(US)	5,000,000	5,377,361
American Express Travel, 144A, 5.250%, 11/21/11 (e)	2,000,000	2,034,978
American Honda Finance Corp., 144A, 6.700%, 10/01/13 (e)	3,000,000	3,343,827
Bank of New York Mellon Corp., The, 4.300%, 05/15/14	4,000,000	4,326,780
Bank of New York Mellon Corp., The, 2.950%, 06/18/15 (f)	3,000,000	3,099,384
BB&T Corp., 0.973%, 04/28/14 (f)	500,000	501,120
BB&T Corp., 6.850%, 04/30/19	2,000,000	2,367,006
Bear Stearns Co. LLC, 6.950%, 08/10/12	2,000,000	2,135,798
Branch Banking & Trust Co./Wilson NC, 0.570%, 09/13/16	2,000,000	1,933,484
Credit Suisse New York, 5.000%, 05/15/13	4,855,000	5,184,616
Fifth Third Bank, 0.371%, 05/17/13	1,347,000	1,326,555
HSBC Holdings, PLC, 5.100%, 04/05/21	2,000,000	2,053,490
JPMorgan Chase & Co., 5.125%, 09/15/14	2,000,000	2,162,896
JPMorgan Chase & Co., 3.700%, 01/20/15 (f)	2,000,000	2,081,338
JPMorgan Chase & Co., 3.400%, 06/24/15	2,000,000	2,055,202
JPMorgan Chase & Co., 7.000%, 03/16/16 (i)(US)	3,000,000	3,251,556
JPMorgan Chase & Co., 4.400%, 07/22/20	1,000,000	981,474
JPMorgan Chase & Co., 5.250%, 05/27/21	2,000,000	1,997,300
JPMorgan Chase Bank N.A., 5.875%, 06/13/16	2,500,000	2,770,303
Monumental Global Funding, Ltd., 144A, 5.500%, 04/22/13 (e)	2,000,000	2,145,136
PNC Bank NA, 6.875%, 04/01/18	2,000,000	2,360,542
Principal Life Global Funding I, 144A, 6.250%, 02/15/12 (e)	2,000,000	2,069,394
Principal Life Income Funding Trust, 5.300%, 12/14/12	2,000,000	2,121,946
Prudential Financial, Inc., 4.750%, 04/01/14	3,000,000	3,229,746
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	2,375,476
Prudential Financial, Inc., 4.680%, 11/02/20	3,000,000	3,111,480
State Street Corp., 4.956%, 03/15/18	2,010,000	2,134,582
Toyota Motor Credit Corp., 4.660%, 01/18/15	2,000,000	1,976,240
Willis North America, Inc., 5.625%, 07/15/15 (f)	4,895,000	5,301,050
Wilmington Trust Corp., 8.500%, 04/02/18	1,000,000	1,222,806

		82,463,854

Health Care: 2.1%
Agilent Technologies, Inc., 5.500%, 09/14/15	3,000,000	3,325,077
Becton, Dickinson & Co., 3.250%, 11/12/20	3,000,000	2,861,274
Biogen Idec, Inc., 6.875%, 03/01/18	2,500,000	2,923,508
Celgene Corp., 2.450%, 10/15/15	2,000,000	1,990,062
Celgene Corp., 3.950%, 10/15/20	2,000,000	1,934,324
Express Scripts, Inc., 6.250%, 06/15/14	3,000,000	3,380,670
St. Jude Medical, Inc., 2.500%, 01/15/16	5,000,000	5,012,110
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
CORPORATE BONDS, continued

Health Care, continued
Teva Pharmaceutical Finance Co. LLC, 5.550%, 02/01/16	$2,000,000	$2,253,348
Teva Pharmaceutical Finance III, 0.747%, 03/21/14	3,000,000	3,014,115
Thermo Fisher Scientific, Inc., 3.200%, 03/01/16	2,000,000	2,061,800
UnitedHealth Group, Inc., 4.875%, 02/15/13	2,500,000	2,644,653
UnitedHealth Group, Inc., 4.875%, 03/15/15	119,000	130,167
UnitedHealth Group, Inc., 5.375%, 03/15/16	4,000,000	4,488,632
UnitedHealth Group, Inc., 6.000%, 02/15/18 (f)	2,500,000	2,838,623
WellPoint Health Networks, Inc., 6.375%, 01/15/12	2,991,000	3,084,904

		41,943,267

Industrials: 0.8%
Atlas Copco AB, 144A, 5.600%, 05/22/17 (e)	2,505,000	2,790,340
CSX Corp., 7.375%, 02/01/19	2,000,000	2,441,540
Emerson Electric Co., 5.250%, 10/15/18	1,000,000	1,119,309
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,260,768
Ryder System, Inc., 6.000%, 03/01/13	2,000,000	2,143,366
Ryder System, Inc., 5.850%, 11/01/16	2,000,000	2,254,178
Union Pacific Corp., 5.700%, 08/15/18	2,200,000	2,508,629
United Parcel Service, Inc., 5.500%, 01/15/18	1,000,000	1,135,539

		16,653,669

Information Technology: 0.9%
Adobe Systems, Inc., 3.250%, 02/01/15	2,000,000	2,085,780
Adobe Systems, Inc., 4.750%, 02/01/20	1,150,000	1,188,064
Cisco Systems, Inc., 5.500%, 02/22/16	2,400,000	2,731,637
Corning, Inc., 8.875%, 08/15/21	2,000,000	2,625,018
IBM Corp., 2.100%, 05/06/13	1,435,000	1,472,238
IBM Corp., 2.000%, 01/05/16	1,750,000	1,741,633
IBM Corp., 5.700%, 09/14/17	5,000,000	5,820,940

		17,665,310

Materials: 0.2%
Rio Tinto Finance USA, Ltd., 8.950%, 05/01/14	3,000,000	3,604,923

Telecommunication Services: 1.0%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(h)(MX)	52,000,000	4,757,060
American Tower Corp., 7.250%, 05/15/19	1,665,000	1,886,716
AT&T, Inc., 4.850%, 02/15/14	2,500,000	2,717,098
Verizon Communications, Inc., 5.550%, 02/15/16	2,000,000	2,255,360
Verizon Communications, Inc., 8.750%, 11/01/18	2,000,000	2,605,916
Virgin Media Finance PLC, 6.500%, 01/15/18	1,000,000	1,101,250
Vodafone Group PLC, 5.625%, 02/27/17	3,000,000	3,365,753

		18,689,153

Utilities: 0.2%
American Water Capital Corp., 6.085%, 10/15/17	3,000,000	3,462,171

Total Corporate Bonds (Cost $234,127,567)		250,080,636

U.S. GOVERNMENT AGENCY BONDS: 4.7%

Federal Farm Credit Bank (Agency): 1.1%
3.850%, 02/11/15	4,000,000	4,358,848
1.850%, 05/16/16	3,000,000	2,957,811
2.950%, 12/13/18	3,500,000	3,455,137
3.875%, 01/10/19	3,000,000	3,048,078
2.875%, 06/03/19	2,000,000	1,967,966
3.240%, 06/28/19	2,000,000	1,999,900
5.500%, 08/22/19	1,900,000	2,245,019
3.240%, 10/05/20	3,000,000	2,910,924

		22,943,683

Federal Home Loan Bank System (Agency): 1.4%
4.875%, 11/15/11	6,000,000	6,106,932
5.000%, 09/14/12	2,500,000	2,636,630
4.110%, 09/27/13	4,000,000	4,311,936
1.500%, 01/15/15	2,500,000	2,501,375
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
U.S. GOVERNMENT AGENCY BONDS, continued

Federal Home Loan Bank System (Agency), continued
0.750%, 11/18/15	$3,000,000	$3,003,279
5.625%, 06/13/16	2,000,000	2,224,418
3.150%, 09/08/20	3,000,000	2,939,004
1.000%, 09/16/20	3,000,000	2,997,003
3.625%, 09/27/23	2,000,000	1,968,958

		28,689,535

Freddie Mac (Agency): 0.6%
1.375%, 01/09/13 (f)	1,000,000	1,015,062
1.350%, 08/23/13	3,000,000	3,004,341
3.000%, 07/14/16	4,883,000	4,887,468
1.500%, 10/25/17	3,000,000	2,972,343

		11,879,214

Fannie Mae (Agency): 1.6%
4.000%, 01/28/13	7,000,000	7,381,227
4.000%, 04/02/13	3,000,000	3,186,708
2.050%, 04/20/15	1,650,000	1,671,826
3.000%, 08/17/15	3,000,000	3,054,318
1.000%, 12/07/15	2,489,000	2,492,686
2.000%, 03/10/16	3,000,000	3,018,210
3.000%, 10/25/16	2,000,000	2,020,421
2.200%, 10/27/17	5,000,000	4,882,175
3.000%, 07/14/22	3,750,000	3,752,914
1.000%, 11/23/22	2,000,000	1,995,942

		33,456,427

Total U.S. Government Agency Bonds (Cost $95,259,400)		96,968,859

GOVERNMENT BONDS: 0.7%
Canadian Government, 2.500%, 06/01/15 (g)(CA)	3,000,000	3,159,075
Private Export Funding Corp., 4.974%, 08/15/13	2,000,000	2,186,038
U.S. Dept of Housing & Urban Development, 4.330%, 08/01/15	3,000,000	3,312,651
U.S. Dept of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,603,880

Total Government Bonds (Cost $12,883,150)		14,261,644

MUNICIPAL BONDS: 1.9%
Alderwood Washington Water & Waste. Distr., 5.150%, 12/01/25	2,435,000	2,529,551
City of Chicago, Illinois G.O., 5.250%, 01/01/17	4,000,000	4,369,600
Florida State Board of Education, 5.250%, 06/01/16	1,180,000	1,380,470
Florida State Board of Education, 5.000%, 06/01/16	3,050,000	3,460,744
Georgia, The State G.O., 5.000%, 05/01/23	2,000,000	2,294,900
Illinois State Toll Highway Authority, 5.000%, 01/01/23	4,000,000	4,138,560
Illinois State Toll Highway Authority, Series A-1, 5.000%, 01/01/23	2,000,000	2,071,300
Iowa Finance Authority, 3.430%, 08/01/19	2,000,000	2,014,020
Iowa Finance Authority Revolving Fund, 5.000%, 08/01/26	2,000,000	2,187,200
Massachusetts Water Resource Authority, 5.000%, 08/01/23	2,450,000	2,689,586
Massachusetts, The Commonwealth G.O., 5.000%, 09/01/14	2,000,000	2,254,980
Metropolitan Washington DC Airport Authority, 4.625%, 10/01/24	3,000,000	3,126,210
New York State Dormitory Authority, Series A, 5.000%, 02/15/23	2,000,000	2,251,320
Portland Oregon Urban Renewal & Redevelopment, 6.031%, 06/15/18	3,800,000	4,273,860

Total Municipal Bonds (Cost $37,484,711)		39,042,301

U.S. TREASURY NOTE: 1.7%
3.375%, 06/30/13 (f)	1,000,000	1,058,281
1.875%, 07/15/13 (TIPS)	2,448,580	2,603,147
3.125%, 08/31/13 (f)	5,000,000	5,282,425
3.125%, 09/30/13	3,000,000	3,173,907
2.750%, 10/31/13 (f)	7,000,000	7,351,092
2.000%, 01/15/14 (TIPS)(f)	3,650,790	3,935,438
1.875%, 07/15/15 (TIPS)(f)	2,890,050	3,188,537
2.000%, 01/15/16 (TIPS)	2,265,820	2,519,662
3.625%, 02/15/20 (f)	2,000,000	2,116,094
1.250%, 07/15/20 (TIPS)	4,124,240	4,366,539

Total U.S. Treasury Notes (Cost $33,883,654)		35,595,122

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
BONDS, continued

MORTGAGE-BACKED SECURITIES: 4.9%

U.S. GOVERNMENT MORTGAGE-BACKED: 4.7%

Ginnie Mae (Mortgage-Backed) 0.6%
6.000%, 02/15/19	$321,362	$354,533
4.000%, 05/15/19	1,081,352	1,152,040
6.000%, 05/15/21	558,706	615,153
6.000%, 07/15/21	122,304	134,354
6.000%, 02/15/22	713,951	783,629
4.500%, 10/20/30	1,957,145	2,086,704
4.500%, 11/20/33	1,926,388	2,049,696
6.000%, 08/15/35	1,144,875	1,279,815
6.000%, 05/20/36	534,160	592,556
6.000%, 01/15/38	1,562,367	1,754,814
6.000%, 01/15/38	712,705	794,704
6.000%, 08/20/38	811,296	897,582

		12,495,580

Freddie Mac (Mortgage-Backed): 1.3%
4.000%, 05/01/14	439,626	458,342
5.000%, 08/01/18	1,180,104	1,275,446
4.500%, 09/01/18	326,713	349,295
4.000%, 09/01/18	223,241	236,125
5.500%, 10/01/18	380,124	412,580
5.500%, 10/01/18	255,685	277,516
5.000%, 10/01/18	535,378	578,632
5.000%, 11/01/18	261,027	282,116
5.000%, 11/01/18	223,659	241,729
4.000%, 10/01/25	2,758,051	2,877,579
3.500%, 11/01/25	2,780,559	2,836,763
5.500%, 12/01/27	2,188,473	2,375,674
5.625%, 05/01/36	215,153	221,598
5.902%, 04/01/37	1,106,958	1,177,667
7.462%, 09/01/37	284,718	308,939
2.761%, 01/01/38	2,585,024	2,708,547
5.000%, 07/01/39	2,863,296	3,058,147
5.000%, 08/01/39	2,053,944	2,187,119
5.500%, 10/01/39	2,285,670	2,480,390
3.500%, 01/01/41	1,868,228	1,786,822

		26,131,026

Fannie Mae (Mortgage-Backed): 2.8%
5.500%, 11/01/11	9,372	9,459
5.000%, 01/01/14	280,857	298,481
5.000%, 02/01/14	188,057	200,046
4.500%, 07/01/18	1,297,035	1,388,307
3.500%, 09/01/18	780,167	815,075
3.500%, 10/01/18	513,732	536,719
3.500%, 10/01/18	92,716	96,865
5.000%, 11/01/18	389,663	421,266
5.000%, 11/01/18	265,760	287,314
5.000%, 11/01/18	36,832	39,819
5.000%, 02/01/19	1,073,718	1,161,975
4.000%, 02/01/19	1,179,426	1,247,310
4.500%, 11/01/19	869,859	930,798
5.000%, 03/01/20	721,214	780,158
5.000%, 10/01/20	1,434,732	1,554,680
3.500%, 01/01/21	2,813,725	2,931,710
5.000%, 10/01/23	757,075	816,702
4.500%, 01/01/25	600,074	639,826
4.000%, 01/01/25	2,258,351	2,357,988
4.000%, 03/01/25	2,486,388	2,596,085
3.500%, 10/01/25	2,764,660	2,820,111
3.500%, 01/01/26	2,878,260	2,935,989
6.000%, 09/25/30	1,204,554	1,218,276
6.500%, 06/01/32	287,576	327,317
5.000%, 12/01/33	3,132,623	3,350,943
2.675%, 12/01/33	200,698	211,243
2.354%, 12/01/33	495,716	521,067
6.000%, 02/01/34	682,397	757,079
2.285%, 05/01/34	1,578,935	1,646,937
2.517%, 07/01/34	3,003,627	3,148,719
3.409%, 01/01/35	934,285	983,918
1.995%, 03/01/35	918,024	941,619
4.522%, 06/01/35	497,343	524,911
5.500%, 10/01/35	1,988,132	2,162,164
6.000%, 04/01/36	313,000	345,209
6.000%, 04/01/36	91,333	101,328
2.306%, 05/01/36	489,758	512,310
5.536%, 06/01/37	866,787	915,438
6.000%, 03/01/39	1,940,040	2,132,959
5.000%, 03/01/39	2,900,383	3,115,207
4.500%, 09/01/40	2,270,952	2,353,606
4.500%, 01/01/41	2,980,223	3,088,691
6.000%, 01/25/41	1,451,630	1,479,254
4.000%, 02/01/41	2,976,678	2,982,738

		57,687,616

COMMERCIAL MORTGAGE-BACKED: 0.2%
JP Morgan Chase Commercial Mtg Sec Corp., 4.738%, 07/15/42	2,000,000	2,137,703
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	2,000,000	2,166,469

		4,304,172

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
BONDS, continued

Total Mortgage-Backed Securities (Cost $97,045,963)		$100,618,394

Total Bonds (Cost $510,684,445)		536,566,956

CERTIFICATES OF DEPOSIT: 0.0%
Hope Community Credit Union, 1.850%, 05/07/11	$100,000	100,000
Urban Partnership Bank, 0.650%, 04/04/11	248,000	248,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $348,000)		348,000

MONEY MARKET: 0.0%
Self Help Credit Union Money Market Account (Cost $261,684)	261,684	261,684

TIME DEPOSIT: 0.3%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/10	7,079,000	7,079,000

(Cost $7,079,000)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 6.6%
State Street Navigator Securities Lending Prime Portfolio, 0.220% (Cost $133,887,506)	133,887,506	133,887,506

TOTAL INVESTMENTS: 106.2% (Cost $1,843,972,625)		2,161,671,627

PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -6.6%		(133,887,506)

OTHER ASSETS AND LIABILITIES— (NET): 0.4%		8,949,172

NET ASSETS: 100.0%		$2,036,733,293

(a)	Non income producing security.

(b)	Illiquid security.

(c)	Fair Valued security.

(d)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

(e)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(f)	Security or partial position of this security was on loan as of June 30, 2011. The total market value of securities on loan as of June 30, 2011 was $145,378,786.

(g)	Principal amount is in Canadian dollars; value is in U.S. dollars.

(h)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(i)	Principal amount is in Australian dollars; value is in U.S. dollars.

ADR	American Depository Receipt

CA	Canada

LP	Limited Partnership

MX	Mexico

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Securities

US	United States
SCHEDULE OF WRITTEN OPTIONS

CALLS:
America Movil SAB de CV, Series L, ADR expires January 2012, exercise price $57.50	1,000	$(200,000)

TOTAL WRITTEN CALL OPTIONS

(Premiums Received $173,938)		$(200,000)

PUTS:
American Express Co. expires January 2012, exercise price $40.00	300	$(29,700)
American Tower Corp., Class A expires October 2011, exercise price $43.00	300	(27,000)
Best Buy Co., Inc. expires January 2012, exercise price $27.00	300	(43,800)
BlackRock, Inc. expires October 2011, exercise price $135.00	100	(15,000)
Citrix Systems, Inc. expires September 2011, exercise price $50.00	500	(20,000)
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
SCHEDULE OF WRITTEN OPTIONS, continued

PUTS, continued
Intel Corp. expires January 2012, exercise price $20.00	500	$(49,000)
iPATH S&P 500 VIX M/T Futures ETN expires January 2012, exercise price $45.00	256	(53,760)
Microsoft Corp. expires January 2012, exercise price $22.50	700	(50,400)
PepsiCo., Inc. expires January 2012, exercise price $55.00	500	(25,500)
Procter & Gamble Co., The expires January 2012, exercise price $55.00	300	(31,800)
Quicksilver Resources, Inc. expires January 2012, exercise price $12.50	500	(35,000)
Target Corp. expires October 2011, exercise price $45.00	300	(49,800)
Vale SA, ADR expires September 2011, exercise price $27.50	200	(15,000)
Verizon Communications, Inc. expires October 2011, exercise price $30.00	700	(14,000)
TOTAL WRITTEN PUT OPTIONS

(Premiums Received $868,636)		$(459,760)

Pax World Growth Fund

COMMON STOCKS: 97.6%

Consumer Discretionary: 11.6%
Amazon.com, Inc. (a)	6,250	1,278,063
Autoliv, Inc.	14,900	1,168,905
BorgWarner, Inc. (a)	21,800	1,761,222
Coach, Inc.	12,500	799,125
Darden Restaurants, Inc.	30,000	1,492,800
GameStop Corp., Class A (a)	42,000	1,120,140
Lowe’s Cos., Inc.	65,783	1,533,402
Macy’s, Inc.	52,000	1,520,480
Marriott International, Inc., Class A	29,000	1,029,210
NIKE, Inc., Class B	18,210	1,638,536
VF Corp.	15,900	1,726,104

		15,067,987

Consumer Staples: 7.6%
General Mills, Inc.	61,500	2,289,030
Kimberly-Clark Corp.	22,000	1,464,320
PepsiCo, Inc.	31,680	2,231,222
Procter & Gamble Co., The (c)	29,100	1,849,887
Whole Foods Market, Inc. 31,500		1,998,675

		9,833,134

Energy: 10.4%
Baker Hughes, Inc.	28,000	2,031,679
ConocoPhillips	28,250	2,124,118
Devon Energy Corp.	24,794	1,954,015
Lufkin Industries, Inc.	15,534	1,336,701
Noble Corp.	33,000	1,300,530
Southwestern Energy Co. (a)	42,000	1,800,960
Statoil ASA, ADR (c)	73,000	1,857,850
Talisman Energy, Inc.	57,500	1,178,175

		13,584,028

Financials: 6.6%
ACE, Ltd.	23,700	1,559,934
CB Richard Ellis Group, Inc., Class A (a)	61,500	1,544,265
Digital Realty Trust, Inc., REIT (c)	22,600	1,396,228
JPMorgan Chase & Co.	32,625	1,335,668
Plum Creek Timber Co., Inc., REIT (c)	39,250	1,591,195
State Street Corp.	25,500	1,149,795

		8,577,085

Health Care: 14.3%
Agilent Technologies, Inc. (a)	34,250	1,750,518
Alexion Pharmaceuticals, Inc. (a)	16,516	776,747
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World Growth Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
COMMON STOCKS, continued

Health Care, continued
Catalyst Health Solutions, Inc. (a)	13,750	$767,525
Celgene Corp. (a)	18,250	1,100,840
Express Scripts, Inc. (a)	27,250	1,470,955
Gen-Probe, Inc. (a)	17,250	1,192,838
Mylan, Inc. (a)	35,000	863,450
Roche Holding AG	10,650	1,783,030
St. Jude Medical, Inc.	29,500	1,406,560
Teva Pharmaceutical Industries, Ltd., ADR	31,750	1,530,985
Thermo Fisher Scientific, Inc. (a)	40,712	2,621,446
Thoratec Corp. (a)	29,500	968,190
United Therapeutics Corp. (a)	17,450	961,495
Volcano Corp. (a)	42,500	1,372,325

		18,566,904

Industrials: 13.4%
3M Co.	20,200	1,915,970
Cummins, Inc.	9,000	931,410
Expeditors International of Washington, Inc.	40,000	2,047,600
Landstar System, Inc.	22,000	1,022,560
Pall Corp.	31,875	1,792,331
Quanta Services, Inc. (a)(c)	61,200	1,236,240
Roper Industries, Inc.	21,500	1,790,950
Stanley Black & Decker, Inc.	22,500	1,621,125
Terex Corp. (a)	47,500	1,351,375
Union Pacific Corp.	18,750	1,957,500
United Parcel Service, Inc., Class B	24,251	1,768,625

		17,435,686

Information Technology: 27.8% (b)
ASML Holding NV	33,500	1,238,160
BMC Software, Inc. (a)	38,500	2,105,950
Brocade Communications Systems, Inc. (a)	226,000	1,459,960
Cisco Systems, Inc.	56,000	874,160
Citrix Systems, Inc. (a)	19,000	1,520,000
Cognizant Technology Solutions, Class A (a)	30,250	2,218,535
EMC Corp. (a)	77,000	2,121,350
Google, Inc., Class A (a)	4,850	2,455,943
IBM	15,067	2,584,744
Intuit, Inc. (a)	33,500	1,737,310
Juniper Networks, Inc. (a)	47,750	1,504,125
Microsoft Corp.	9,751	253,526
NetApp, Inc. (a)	29,850	1,575,483
Netgear, Inc. (a)	18,250	797,890
Nuance Communications, Inc. (a)	70,500	1,513,635
Oracle Corp.	32,000	1,053,120
Qualcomm, Inc.	42,000	2,385,180
Red Hat, Inc. (a)	31,000	1,422,900
Riverbed Technology, Inc. (a)	35,300	1,397,527
Salesforce.com, Inc. (a)	7,300	1,087,554
SolarWinds, Inc. (a)(c)	41,500	1,084,810
SuccessFactors, Inc. (a)	32,730	962,262
Texas Instruments, Inc.	48,500	1,592,255
Trimble Navigation, Ltd. (a)	32,875	1,303,165

		36,249,544

Materials: 3.8%
Nucor Corp.	26,500	1,092,330
Rio Tinto PLC, ADR	15,500	1,120,960
Syngenta AG, ADR (c)	24,150	1,631,574
Wacker Chemie AG	5,370	1,159,921

		5,004,785

Telecommunication Services: 1.2%
Vodafone Group PLC, ADR	59,838	1,598,871

Utilities: 0.9%
American Water Works Co., Inc.	38,904	1,145,723

TOTAL COMMON STOCKS (Cost $93,129,244)		127,063,747

TIME DEPOSIT: 2.8%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/10 (Cost $3,729,000)	$3,729,000	3,729,000

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 3.1%
State Street Navigator Securities Lending Prime Portfolio, 0.220% (Cost $4,091,482)	4,091,482	4,091,482

TOTAL INVESTMENTS: 103.5% (Cost $100,940,726)		134,884,229

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -3.1%		(4,091,482)

OTHER ASSETS AND LIABILITIES — (NET): -0.4%		(542,589)

NET ASSETS: 100.0%		$130,250,158

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued

(a)	Non-income producing security.

(b)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector. Fund meets diversification requirements.

(c)	Security or partial position of this security was on loan as of June 30, 2011. The total market value of securities on loan as of June 30, 2011 was $6,748,565.

ADR	American Depository Receipt

REIT	Real Estate investment Trust
Pax World Small Cap Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
COMMON STOCKS: 95.9%

Consumer Discretionary: 12.7%
GameStop Corp., Class A (a)	28,000	$746,761
Hanesbrands, Inc. (a)	2,000	57,100
interCLICK, Inc. (a)	11,789	93,840
Jamba, Inc. (a)	214,100	458,174
Meritage Homes Corp. (a)	4,000	90,240
PetMed Express, Inc.	3,000	35,550
Pool Corp.	8,000	238,480
Ruby Tuesday, Inc. (a)	12,230	131,839

		1,851,984

Consumer Staples: 1.1%
Susser Holdings Corp. (a)	10,324	162,293

Energy: 6.6%
Abraxas Petroleum Corp. (a)	281	1,076
Brigham Exploration Co. (a)	2,000	59,860
Comstock Resources, Inc. (a)	10,000	287,900
Contango Oil & Gas Co. (a)	2,500	146,100
Natural Gas Services Group, Inc. (a)	1,000	16,160
Quicksilver Resources, Inc. (a)	30,000	442,800

		953,896

Financials: 20.4%
Ares Capital Corp.	12,000	192,840
F.N.B. Corp.	14,390	148,937
Hercules Technology Growth Capital, Inc.	57,351	603,332
Horizon Technology Finance Corp.	10,410	164,790
Och-Ziff Capital Mgmt. Group, LP, Class A	27,696	384,144
Tower Group, Inc.	12,000	285,840
United Financial Bancorp, Inc.	42,464	655,219
Westwood Holdings Group, Inc.	13,761	524,294

		2,959,396

Health Care: 16.4%
Align Technology, Inc. (a)	5,000	114,000
Bio-Reference Labs, Inc. (a)	10,000	209,000
CardioNet, Inc. (a)	60,000	318,600
Natus Medical, Inc. (a)	35,460	537,219
Pharmaceutical Product Development, Inc.	100	2,684
SonoSite, Inc. (a)	12,896	453,552
Transcend Services, Inc. (a)	70	2,057
Vascular Solutions, Inc. (a)	57,243	709,814
Viropharma, Inc. (a)	2,000	37,000

		2,383,926

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World Small Cap Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
COMMON STOCKS, continued

Industrials: 7.2%
Alamo Group, Inc.	4,300	$101,910
Pentair, Inc.	8,000	322,880
Watsco, Inc.	9,000	611,910
WESCO International, Inc. (a)	100	5,409

		1,042,109

Information Technology: 23.3%
eMagin Corp. (a)	10,000	60,700
ePlus, Inc. (a)	10,721	283,463
InterDigital, Inc.	4,100	167,485
Keynote Systems, Inc.	7,000	151,410
MICROS Systems, Inc. (a)	5,000	248,550
Netgear, Inc. (a)	8,000	349,760
Nuance Communications, Inc. (a)	13,000	279,110
NVE Corp. (a)	500	29,225
Open Text Corp. (a)	5,000	320,100
STEC, Inc. (a)	8,000	136,080
TheStreet.com, Inc.	227,772	699,261
Westell Technologies, Inc., Class A (a)	183,269	654,270

		3,379,414

Materials: 0.2%
Senomyx, Inc. (a)	5,000	25,700

Telecommunication Services: 6.1%
AboveNet, Inc.	8,500	598,910
Boingo Wireless, Inc. (a)	15,389	139,732
Leap Wireless International, Inc. (a)	9,000	146,070

		884,712

Utilities: 1.9%
Laclede Group, Inc., The	4,000	151,320
OGE Energy Corp.	2,500	125,800

		277,120

Total Common Stocks (Cost $13,288,545)		13,920,550

TIME DEPOSIT: 4.5%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/10 (Cost $657,000)	$657,000	657,000

TOTAL INVESTMENTS: 100.4% (Cost $13,945,545)		14,577,550

OTHER ASSETS AND LIABILITIES— (Net): -0.4%		(52,110)

NET ASSETS: 100.0%		$14,525,440

(a)	Non-income producing security.

LP	Limited Partnership
Pax World International Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
COMMON STOCKS: 95.5%

Australia: 5.4%
CSL, Ltd.	18,800	$668,265
National Australia Bank, Ltd.	32,500	898,542
Sims Metal Management, Ltd.	28,250	537,134

		2,103,941

Austria: 1.7%
OMV AG	14,900	650,929

Belgium: 1.9%
Anheuser-Busch InBev NV	12,600	731,272

Brazil: 2.7%
CCR SA	12,800	380,969
Natura Cosmeticos SA	27,000	674,719

		1,055,688

Canada: 1.7%
Rogers Communications, Inc., Class B	16,700	661,282

China: 1.1%
Trina Solar, Ltd., ADR (a)	18,300	410,286

Finland: 1.8%
Fortum Oyj	24,100	698,786

France: 5.5%
AXA SA	25,400	576,584
CGG-Veritas, ADR (a)	8,000	292,640
Mersen	5,268	297,172
Neopost SA	4,400	378,046
Veolia Environnement SA, ADR	21,700	614,978

		2,159,420

Germany: 3.3%
Linde AG	2,700	473,705
Metro AG	13,700	829,643

		1,303,348

Hong Kong: 2.1%
Chaoda Modern Agriculture (Holdings), Ltd.	500,000	216,027
Sun Hung Kai Properties, Ltd.	42,000	612,313

		828,340

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World International Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
COMMON STOCKS, continued

Ireland: 0.7%
Kingspan Group PLC	28,600	$287,918

Israel: 2.3%
Teva Pharmaceutical industries, Ltd., ADR	18,600	896,892

Japan: 17.5%
Canon, Inc., ADR	8,150	387,859
Central Japan Railway Co.	61	479,539
Daiseki Co., Ltd.	17,000	344,180
Eisai Co., Ltd.	17,400	678,874
Honda Motor Co, Ltd., ADR	20,400	787,644
Hoya Corp.	22,200	491,475
Kao Corp.	26,000	683,649
Komatsu, Ltd.	23,000	718,132
Kurita Water Industries, Ltd.	14,000	417,661
Nintendo Co., Ltd.	1,900	356,798
Nippon Building Fund, Inc., REIT	50	488,604
Nippon Electric Glass Co., Ltd.	27,000	346,441
Tokuyama Corp.	69,000	347,524
Yamatake Corp.	14,000	312,210

		6,840,589

Luxembourg: 0.9%
Tenaris SA, ADR	7,400	338,402

Mexico: 0.9%
America Movil SAB de CV, Series L, ADR	6,400	344,832

Netherlands: 3.9%
Koninklijke KPN NV	61,100	888,700
Royal Philips	24,500	629,651

		1,518,351

Norway: 4.1%
Statoil ASA, ADR	62,500	1,590,625

Philippines: 0.8%
Philippine Long Distance Telephone, ADR	5,500	297,220

Poland: 2.0%
PZU	5,620	768,179

Portugal: 0.8%
Portugal Telecom SGPS SA, ADR	31,375	308,730

Singapore: 4.9%
DBS Group Holdings, Ltd.	65,000	777,547
Hyflux, Ltd.	236,000	382,350
SingTel	293,000	755,217

		1,915,114

Spain: 3.4%
BBVA, ADR	59,600	699,704
Gamesa Corp. Tecnologica SA (a)	38,700	312,668
Repsol YPF SA	9,200	319,106

		1,331,478

Sweden: 2.3%
Hennes & Mauritz AB, B Shares	26,660	919,267

Switzerland: 6.8%
Adecco SA (a)	6,200	397,949
Credit Suisse Group AG, ADR	18,000	702,360
Roche Holding AG	3,720	622,805
Sonova Holding AG (a)	3,980	371,609
Syngenta AG, ADR	8,600	581,016

		2,675,739

Taiwan: 0.6%
Taiwan Semiconductor, ADR	19.676	248,114

Turkey: 2.9%
Mardin Cimento Sanayii ve Tica AS	68,000	292,446
Turkiye Halk Bankasi AS	112,400	843,126

		1,135,572

United Kingdom: 13.5%
BG Group PLC	31,400	712,966
Game Group PLC	929,000	540,155
HSBC Holdings PLC, ADR	11,700	580,554
Pennon Group PLC	31,400	351,637
Reed Elsevier PLC	73,300	667,348
Rio Tinto PLC, ADR	8,570	619,782
Sage Group PLC, The	64,500	299,030
Standard Chartered PLC	28,500	748,629
Unilever PLC	22,900	738,893

		5,258,994

Total Common Stocks (Cost $34,743,976)		37,279,308
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World International Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
EXCHANGE TRADED FUNDS: 3.4%
CurrencyShares Canadian Dollar Trust	3,500	$360,885
SPDR Gold Shares (a)	6,650	970,767

Total Exchange Traded Funds (Cost $1,160,657)		1,331,652

TIME DEPOSIT: 0.8%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/10 (Cost $325,000)	$325,000	325,000

TOTAL INVESTMENTS: 99.7% (Cost $36,229,633)		38,935,960

OTHER ASSETS AND LIABILITIES— (Net): 0.3%		117,780

NET ASSETS: 100.0%		$39,053,740

(a)	Non-income producing security.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust
SUMMARY OF INVESTMENTS BY SECTOR

		Percent
Sector	Value	of Net Assets
Consumer Discretionary	$2,914,413	7.5%
Consumer Staples	3,874,206	9.9%
Energy	3,904,667	10.0%
Financials	7,696,141	19.7%
Health Care	3,238,445	8.3%
Industrials	4,265,840	10.9%
Information Technology	3,230,258	8.3%
Materials	2,851,607	7.3%
Telecommunications Services	3,255,981	8.3%
Utilities	2,047,750	5.3%
Time Deposit	325,000	0.8%
Exchange Traded Funds	1,331,652	3.4%
Other assets and liabilities — (Net)	117,780	0.3%

Total	$39,053,740	100.0%

Pax World High Yield Bond Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
STOCKS: 0.9%

COMMON STOCK: 0.6%

Consumer Cyclical: 0.2% Game Group PLC	1,327,258	$771,716

Real Estate: 0.4%
Digital Realty Trust, Inc., REIT	30,000	1,853,400

Total Common Stock (Cost $2,632,988)		2,625,116

PREFERRED STOCK: 0.3%

Real Estate: 0.3% Health Care REIT, Inc., 7.625% (f) 60,350		1,549,185

Total Preferred Stock
(Cost $1,432,080)		1,549,185

Total Stocks (Cost $4,065,068)		4,174,301

EXCHANGE TRADED FUNDS: 0.6%
ProShares UltraShort Euro (g)(f)	148,131	2,479,713

Total Exchange Traded Funds (Cost $2,567,628)		2,479,713

CORPORATE BONDS: 95.1%

Automotive: 1.2%
Pinafore LLC/Inc., 144A, 9.000%, 10/01/18 (a)	$5,100,000	5,520,750

Basic Industry: 7.2%
Kinove German Bondco GmbH, 144A, 10.000%, 06/15/18 (a)(c)(DE)	3,000,000	4,535,343
Kinove German Bondco GmbH, 144A, 9.625%, 06/15/18 (a)(f)	1,500,000	1,571,250
Longview Fibre Paper & Packaging, Inc., 144A, 8.000%, 06/01/16 (a)	100,000	101,000
Mirabela Nickel, Ltd, 144A, 8.750%, 04/15/18 (a)(f)	4,000,000	4,000,000
Nexeo Solutions LLC/Corp, 144A, 8.375%, 03/01/18 (a)	6,000,000	6,105,000
Park-Ohio Industries, Inc., 144A, 8.125%, 04/01/21 (a)	7,000,000	7,035,000
PE Paper Escrow GmbH, 144A, 12.000%, 08/01/14 (a)	2,500,000	2,837,500
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
CORPORATE BONDS, continued

Basic Industry, continued
Ply Gem Industries, Inc., 144A, 8.250%, 02/15/18 (a)(f)	$3,955,000	$3,767,138
Sappi Papier Holding GmbH, 144A, 7.500%, 06/15/32 (a)	2,000,000	1,790,000

		31,742,231

Capital Goods: 1.5%
Altra Holdings, Inc., 8.125%, 12/01/16	500,000	542,500
Coleman Cable, Inc., 9.000%, 02/15/18	3,000,000	3,150,000
Hyva Global BV, 144A, 8.625%, 03/24/16 (a)	3,000,000	3,011,897

		6,704,397

Consumer Cyclical: 9.1%
Brown Shoe Co, Inc., 144A, 7.125%, 05/15/19 (a)(f)	5,000,000	4,800,000
Gymboree Corp., The, 144A, 9.125%, 12/01/18 (a)(f)	1,000,000	945,000
Human Touch LLC, 144A, 15.000%, 03/30/14 (a)(b)(e)	345,343	0
Icon Health & Fitness, Inc., 144A, 11.875%, 10/15/16 (a)	6,950,000	7,123,750
Levi Strauss & Co., 7.625%, 05/15/20 (f)	5,100,000	5,125,500
Perry Ellis International, Inc., 7.875%, 04/01/19	1,500,000	1,556,250
Quiksilver, Inc., 6.875%, 04/15/15	7,150,000	6,989,125
Sally Holdings LLC/Capital, Inc., 10.500%, 11/15/16	6,000,000	6,435,000
Stater Bros. Holdings, Inc., 7.750%, 04/15/15 (f)	1,640,000	1,705,600
Stater Bros. Holdings, Inc., 144A, 7.375%, 11/15/18 (a)(f)	1,000,000	1,042,500
Susser Holdings & Finance Corp., 8.500%, 05/15/16	100,000	105,750
Wallace Theater Holdings, Inc., 144A, 12.500%, 06/15/13 (a)	2,500,000	2,456,250
YCC Holdings LLC/Yankee Finance, 144A, 10.250%, 02/15/16 (a)(f)	2,500,000	2,518,750

		40,803,475

Consumer Non-Cyclical: 6.9%
Easton-Bell Sports, Inc., 9.750%, 12/01/16	5,750,000	6,368,125
Fage Dairy Industry SA, 144A, 9.875%, 02/01/20 (a)	5,750,000	5,793,125
Foodcorp, Ltd., 144A, 8.750%, 03/01/18 (a)(c)(SA)	6,000,000	8,526,880
Libbey Glass, Inc., 10.000%, 02/15/15	2,115,000	2,305,350
Roadhouse Financing, Inc., 144A, 10.750%, 10/15/17 (a)	6,500,000	6,857,500
WII Components, Inc., 10.000%, 02/15/12 (b)	1,175,000	1,145,625

		30,996,605

Energy: 13.1%
Allis-Chalmers Energy, Inc., 9.000%, 01/15/14 (f)	6,000,000	6,142,500
Chaparral Energy, Inc., 8.875%, 02/01/17 (f)	5,000,000	5,200,000
Chaparral Energy, Inc., 9.875%, 10/01/20 (f)	4,000,000	4,340,000
CGG-Veritas, 9.500%, 05/15/16	1,000,000	1,097,500
CGG-Veritas, 144A, 6.500%, 06/01/21 (a)	500,000	485,000
Crosstex Energy LP, 8.875%, 02/15/18	1,000,000	1,070,000
Forest Oil Corp., 8.500%, 02/15/14	3,500,000	3,815,000
Goodrich Petroleum Corp., 144A, 8.875%, 03/15/19 (a)	7,000,000	7,035,000
Helix Energy Solutions Group, Inc., 144A, 9.500%, 01/15/16 (a)	6,000,000	6,210,000
Parker Drilling Co., 9.125%, 04/01/18	500,000	530,000
Penn Virginia Corp., 10.375%, 06/15/16	6,000,000	6,675,000
Penn Virginia Corp., 7.250%, 04/15/19 (f)	500,000	484,375
PHI, Inc., 8.625%, 10/15/18	6,875,000	7,218,750
Quicksilver Resources, Inc., 9.125%, 08/15/19 (f)	1,000,000	1,095,000
Rosetta Resources, Inc., 9.500%, 04/15/18	6,500,000	7,231,250

		58,629,375

Health Care: 14.2%
Alere, Inc., 8.625%, 10/01/18	1,000,000	1,025,000
Alliance Healthcare Services, Inc., 8.000%, 12/01/16 (f)	6,000,000	5,820,000
AMGH Merger Sub, Inc., 144A, 9.250%, 11/01/18 (a)	6,100,000	6,466,000
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
CORPORATE BONDS, continued

Health Care, continued
Aptalis Pharma, Inc., 12.750%, 03/01/16	$6,500,000	$7,076,875
Biomet, Inc., 11.625%, 10/15/17	6,000,000	6,675,000
Bioscrip, Inc., 10.250%, 10/01/15	6,019,000	6,312,426
Community Health Systems, Inc., 8.875%, 07/15/15 (f)	4,000,000	4,130,000
Endo Pharmaceuticals Holdings, Inc., 144A, 7.250%, 01/15/22 (a)	500,000	510,000
Hanger Orthopedic Group, Inc., 7.125%, 11/15/18	3,000,000	3,112,500
HCA Holdings, Inc., 144A, 7.750%, 05/15/21 (a)(f)	3,000,000	3,127,500
HCA, Inc., 9.250%, 11/15/16	3,000,000	3,198,750
HCA, Inc., 9.875%, 02/15/17	163,000	182,153
Health Management Association, Inc., 6.125%, 04/15/16 (f)	4,000,000	4,170,000
IASIS Healthcare LLC, 144A, 8.375%, 05/15/19 (a)	1,000,000	990,000
Medimpact Holdings, Inc., 144A, 10.500%, 02/01/18 (a)	3,500,000	3,657,500
StoneMor/Cornerstone/Osiris, 10.250%, 12/01/17	7,000,000	7,000,000

		63,453,704

Media: 10.4%
AMC Networks, Inc., 144A, 7.750%, 07/15/21 (a)	250,000	261,875
American Reprographics Co., 10.500%, 12/15/16	5,275,000	5,525,563
FTI Consulting, Inc., 6.750%, 10/01/20	1,000,000	1,015,000
Gannett Co, Inc., 144A, 7.125%, 09/01/18 (a)(f)	5,500,000	5,548,125
Inventiv Health, Inc., 144A, 10.000%, 08/15/18 (a)	6,250,000	6,140,625
McClatchy Co., The, 11.500%, 02/15/17	3,000,000	3,202,500
MDC Partners, Inc., 11.000%, 11/01/16	7,250,000	8,165,313
Nielsen Finance LLC, 11.500%, 05/01/16	3,575,000	4,200,625
Valassis Communications, Inc., 144A, 6.625%, 02/01/21 (a)	3,000,000	2,985,000
Virgin Media Finance PLC, 8.375%, 10/15/19	2,500,000	2,800,000
XM Satellite Radio, Inc., 144A, 13.000%, 08/01/14 (a)	3,000,000	3,532,500
XM Satellite Radio, Inc., 144A, 7.000%, 12/01/14 (a)	2,000,000	2,950,000

		46,327,126

Real Estate: 1.0%
Kennedy-Wilson, Inc., 144A, 8.750%, 04/01/19 (a)	4,400,000	4,449,500

Services: 11.8%
Cardtronics, Inc., 8.250%, 09/01/18	4,330,000	4,638,512
Desarrolladora Homex SAB de CV, 144A, 9.500%, 12/11/19 (a)	6,000,000	6,450,000
FTI Consulting, Inc., 7.750%, 10/01/16	2,815,000	2,955,750
Hertz Corp, The, 144A, 7.375%, 01/15/21 (a)(f)	1,000,000	1,022,500
Interactive Data Corp., 144A, 10.250%, 08/01/18 (a)(f)	4,000,000	4,370,000
Knowledge Learning Corp., Inc., 144A, 7.750%, 02/01/15 (a)	4,750,000	4,684,688
Marquette Transportation Co./Finance, 10.875%, 01/15/17	1,000,000	1,012,500
Mobile Mini, Inc., 7.875%, 12/01/20	250,000	258,750
Navios Maritime Acquisition Corp., 8.625%, 11/01/17 (f)	3,000,000	2,970,000
Navios Maritime Acquisition Corp., 144A, 8.625%, 11/01/17 (a)	1,000,000	990,000
Ship Finance International, Ltd., 8.500%, 12/15/13	6,000,000	6,037,500
Stream Global Services, Inc., 11.250%, 10/01/14	6,760,000	7,233,200
Ultrapetrol Bahamas, Ltd., 9.000%, 11/24/14 (f)	5,310,000	5,349,825
United Maritime LLC/Corp., 11.750%, 06/15/15 (f)	2,000,000	2,100,000
Urbi Desarrollos Urbanos SA, 144A, 8.500%, 04/19/16 (a)	2,500,000	2,575,000

		52,648,225

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
CORPORATE BONDS, continued

Technology & Electronics: 6.1%
Advanced Micro Devices, Inc., 6.000%, 05/01/15	$20,000	$20,374
Advanced Micro Devices, Inc., 7.750%, 08/01/20 (f)	2,500,000	2,587,500
Buccaneer Merger Sub, Inc., 144A, 9.125%, 01/15/19 (a)	6,513,000	6,806,085
Eagle Parent, Inc., 144A, 8.625%, 05/01/19 (a)	6,250,000	6,054,688
Evertec, Inc., 144A, 11.000%, 10/01/18 (a)	6,000,000	6,435,000
Spansion LLC, 144A, 7.875%, 11/15/17 (a)	5,000,000	5,100,000

		27,003,647

Telecommunications: 11.6%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(d)(MX)	25,000,000	2,287,048
Axtel SAB de CV, 144A, 9.000%, 09/22/19 (a)(f)	3,000,000	2,944,500
Digicel Group, Ltd., 144A, 8.875%, 01/15/15 (a)	4,000,000	4,110,000
Digicel, Ltd., 144A, 12.000%, 04/01/14 (a)	2,000,000	2,325,000
Equinix, Inc., 3.000%, 10/15/14	2,000,000	2,242,500
Maxcom Telecomunicacione SA, 11.000%, 12/15/14 (f)	6,000,000	5,010,000
MetroPCS Wireless, Inc., 7.875%, 09/01/18 (f)	4,100,000	4,361,375
NII Capital Corp., 10.000%, 08/15/16 (f)	5,000,000	5,825,000
NII Capital Corp., 8.875%, 12/15/19	2,000,000	2,217,500
NII Capital Corp., 7.625%, 04/01/21	500,000	525,000
Pacnet, Ltd., 144A, 9.250%, 11/09/15 (a)	6,745,000	6,475,200
Wind Acquisition Finance SA, 144A, 11.750%, 07/15/17 (a)(c)(LU)	4,000,000	6,554,675
Zayo Group LLC/Zayo Cap, 10.250%, 03/15/17 (f)	6,250,000	6,906,250

		51,784,048

Utilities: 1.0%
FPL Energy National Wind Portfolio, 144A, 6.125%, 03/25/19(a)(b)	533,300	520,322
Intergen NV, 144A, 9.000%, 06/30/17 (a)	3,000,000	3,187,500
Ormat Funding Corp., 8.250%, 12/30/20 (b)	601,803	586,757

		4,294,579

Total Corporate Bonds (Cost $409,274,628)		424,357,662

WARRANTS: 0.0%
Interactive Health, 06/16/19 (b)(e) 2,495		0

Total Warrants: 0.0% (Cost $0)		0

CERTIFICATES OF DEPOSIT: 0.1%
One PacificCoast Bank, 4.470%, 05/10/12	100,000	100,000
Self Help Credit Union, 1.300%, 01/14/12	100,000	100,000
Urban Partnership Bank, 1.270%, 07/01/11	100,564	100,564
Urban Partnership Bank, 1.240%, 08/03/11	100,000	100,000

Total Certificates of Deposit (Cost $400,564)		400,564

TIME DEPOSIT: 1.8%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/10	7,854,000	7,854,000

(Cost $7,854,000)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 12.0%
State Street Navigator Securities Lending Prime Portfolio, 0.220%	53,729,443	53,729,443

(Cost $53,729,443)

TOTAL INVESTMENTS: 110.5%		492,995,683
(Cost $477,891,331)
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
SECURITIES SOLD SHORT — (Proceeds $148,719) (NET):0.0%		$(151,530)

PAYABLE UPON RETURN OF SECUTITIES LOANED — (NET): -12.0%		(53,729,443)

OTHER ASSETS AND LIABILITIES — (NET): 1.5%		7,014,029

NET ASSETS: 100.0%		$446,128,739

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers. (Note C)

(b)	Illiquid security.

(c)	Principal amount is in Euro Dollars; value is in U.S. dollars.

(d)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)	Fair Valued security.

(f)	Security or partial position of this security was on loan as of June 30, 2011. The total market value of securities on loan as of June 30, 2011 was $52,968,068.

(g)	Non-income producing security.

(h)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

DE	Germany

LP	Limited Partnership

LU	Luxembourg

MX	Mexico

REIT	Real Estate Investment Trust

SA	South Africa

SCHEDULE OF SECURITIES SHORT SOLD

COMMON STOCKS: 0.0%

Telecommunications: 0.0%
Equinix, Inc.	(1,500)	$(151,530)

TOTAL SECURITIES SHORT SOLD: 0.0% (Proceeds $148,719)		$(151,530)

SCHEDULE OF WRITTEN OPTIONS

CALL:
Digital Realty Trust, Inc., REIT expires July 2011, exercise price $60.00	300	$(76,500)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $38,230)		$(76,500)

Pax World Global Women’s Equality Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
COMMON STOCKS: 88.6%

Consumer Discretionary: 7.4%
Best Buy Co., Inc. (c)	12,000	$376,920
Brown Shoe Co., Inc. (c)	76,500	814,725
Compagnie Financiere Richemont SA	4,000	262,132
Game Group PLC	554,515	322,415
Hennes & Mauritz AB, B Shares	17,400	599,972
Marks & Spencer Group PLC	70,000	405,787
Time Warner, Inc. (c)	10,000	363,700

		3,145,651

Consumer Staples: 9.8%
Beiersdorf AG	5,000	324,858
Metro AG	10,500	635,858
PepsiCo, Inc.	5,000	352,150
Reckitt Benckiser Group PLC	16,000	883,713
Shiseido Co., Ltd.	41,500	774,643
Tootsie Roll Industries, Inc. (c)	18,209	532,795
Unilever PLC, ADR (c)	21,500	696,385

		4,200,402

Energy: 12.1%
Baker Hughes, Inc.	3,000	217,680
BG Group PLC	31,000	703,884
ConocoPhillips	14,000	1,052,660
Noble Corp. (b)(c)	12,700	500,507
Quicksilver Resources, Inc. (a)(c)	25,000	369,000
Sasol Ltd., ADR (c)	3,800	200,982
Statoil ASA, ADR (c)	45,000	1,145,250
Suncor Energy, Inc. (b)	15,500	606,050
Talisman Energy, Inc.	18,000	368,820

		5,164,833

Financials: 10.9%
Banco Santander Chile, ADR	3,679	345,127
Bank of New York Mellon Corp., The	23,000	589,260
BlackRock, Inc. (b)	5,200	997,412
Deutsche Bank AG (c)	8,000	473,920
Digital Realty Trust, Inc., REIT	3,500	216,230
HSBC Holdings PLC, ADR	9,000	446,580
National Australia Bank, Ltd.	19,500	539,125
PZU	2,200	300,711
Standard Chartered PLC	28,843	757,638

		4,666,003

Health Care: 12.3%
Allergan, Inc. (c)	5,500	457,875
CSL, Ltd.	18,000	639,829
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
PaxWorld Global Women’s Equality Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
COMMON STOCKS, continued

Health Care, continued
Gilead Sciences, Inc. (a)	3,927	$162,617
Hologic, Inc. (a)(c)	32,000	645,440
Mylan, Inc. (a)(c)	25,000	616,750
Pfizer, Inc.	48,000	988,800
Roche Holding AG	7,235	1,211,288
Teva Pharmaceutical
Industries, Ltd., ADR	11,500	554,530

		5,277,129

Industrials: 10.3%
3M Co. (c)	4,800	455,280
CCR SA	20,000	595,265
Deere & Co.	5,000	412,250
Dover Corp. (c)	6,300	427,140
Emerson Electric Co.	7,500	421,875
Komatsu, Ltd.	20,100	627,585
Pentair, Inc. (c)	11,500	464,140
Randstad Holding NV	10,000	462,378
Timken Co.	5,500	277,200
TNT Express NV (a)	23,000	238,544

		4,381,657

Information Technology: 15.2%
Autodesk, Inc. (a)	12,000	463,200
Broadcom Corp., Class A (a)	13,500	454,140
Broadridge Financial
Solutions, Inc. (c)	40,000	962,800
EMC Corp. (a)(c)	22,500	619,875
Google, Inc., Class A (a)	400	202,552
Hoya Corp.	26,200	580,029
IBM	2,500	428,875
Infosys, Ltd., ADR (c)	5,000	326,150
Intuit, Inc. (a)(c)	11,000	570,460
Nuance Communications, Inc. (a)(c)	38,000	815,860
Oracle Corp.	15,000	493,650
Qualcomm, Inc.	10,000	567,900

		6,485,491

Materials: 6.4%
Air Liquide SA	4,000	573,049
Potash Corp. of Saskatchewan, Inc.	15,800	900,441
Rio Tinto PLC, ADR	9,400	679,808
Syngenta AG, ADR (c)	8,571	579,057

		2,732,355

Telecommunication Services: 3.5%
American Tower Corp., Class A (a)	7,500	392,475
Mobistar SA	7,500	568,927
Vodafone Group PLC, ADR	20,000	534,400

		1,495,802

Utilities: 0.7%
Fortum Oyj	10,050	291,402

Total Common Stocks (Cost $36,079,677)		37,840,725

EXCHANGE TRADED FUNDS: 2.3%
iShares Silver Trust (a)(c)	5,000	169,250
SPDR Gold Shares (a)	5,700	832,086

Total Exchange Traded Funds (Cost $619,841)		1,001,336

WARRANTS: 1.3%
PNC Financial Services Group, 12/31/18	45,600	566,352

Total Warrants (Cost $527,096)		566,352

CORPORATE BONDS: 0.6%

Financials: 0.6%
Blue Orchard Microfinance, 4.936%, 07/31/11	$240,070	239,614

Total Corporate Bonds (Cost $240,070)		239,614

TIME DEPOSIT: 8.8%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/10	3,780,000	3,780,000

Total Time Deposit (Cost $3,780,000)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 23.1%
State Street Navigator Securities Lending Prime Portfolio, 0.220% (Cost $9,854,948)	9,854,948	9,854,948

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
PaxWorld GlobalWomen’s Equality Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
TOTAL INVESTMENTS: 124.7% (Cost $51,101,632)		$53,282,975

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -23.1%		(9,854,948)

OTHER ASSETS AND LIABILITIES — (NET): -1.6%		(684,673)

NET ASSETS: 100.0%		$42,743,354

(a)	Non-income producing security.

(b)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

(c)	Security or partial position of this security was on loan as of June 30, 2011. The total market value of securities on loan as of June 30, 2011 was $9,712,038.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

SCHEDULE OF WRITTEN OPTIONS

PUTS:
Best Buy Co., Inc. expires January 2013, exercise price $25.00	100	$(25,100)
Cisco Systems, Inc. expires January 2013, exercise price $15.00	250	(52,000)
Northern Trust Corp. expires January 2012, exercise price $45.00	75	(23,250)
State Street Corp. expires January 2012, exercise price $30.00	40	(2,880)
Visa, Inc. expires January 2012, exercise price $55.00	75	(4,200)

TOTAL WRITTEN PUT OPTIONS

(Premiums Received $127,680)		$(107,430)

SUMMARY OF INVESTMENTS BY COUNTRY

		Percent
Country	Value	of Net Assets
Australia	$1,178,954	2.8%
Belgium	568,927	1.3%
Brazil	595,265	1.4%
Canada	1,875,312	4.4%
China	345,127	0.8%
Finland	291,402	0.7%
France	573,049	1.3%
Germany	1,434,634	3.4%
India	326,150	0.8%
Israel	554,530	1.3%
Japan	1,982,257	4.6%
Netherlands	700,922	1.6%
Norway	1,145,250	2.7%
Poland	300,711	0.7%
South Africa	200,982	0.5%
Sweden	599,972	1.4%
Switzerland	2,552,985	6.0%
United Kingdom	5,430,610	12.7%
United States	17,183,686	40.2%
Exchange Traded Funds	1,001,336	2.3%
Warrants	566,352	1.3%
Corporate Bonds	239,614	0.6%
Time Deposit	3,780,000	8.8%
Other assets and liabilities — (Net)	(684,673)	-1.6%

Total	$42,743,354	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World Global Green Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
COMMON STOCKS: 96.7%

Auto Components: 4.4%
Denso Corp.	10,800	$401,679
Johnson Controls, Inc.	32,700	1,362,282

		1,763,961

Chemicals: 10.3%
Linde AG	8,178	1,434,800
Nalco Holding Co.	49,200	1,368,252
Yingde Gases (a)	1,403,100	1,294,612

		4,097,664

Commercial Services & Supplies: 7.6%
China Everbright
International, Ltd.	1,563,200	607,137
Daiseki Co., Ltd.	59,400	1,202,604
Shanks Group PLC	253,333	520,148
Stericycle, Inc. (a)	7,750	690,680

		3,020,569

Construction & Engineering: 1.7%
Kingspan Group PLC	65,729	661,699

Electrical Utilities: 1.4%
China Longyuan Power Group(a)	563,600	546,046

Electrical Equipment: 15.5%
Cooper Industries PLC	26,600	1,587,222
Emerson Electric Co.	28,100	1,580,625
Legrand SA	37,388	1,573,753
Prysmian SpA	27,500	553,580
Roper Industries, Inc.	10,200	849,660

		6,144,840

Electronic Equipment & Instruments: 1.2%
Delta Electronics, Inc.	128,004	471,562

Electronic Equipment Instruments & Components: 7.4%
Horiba, Ltd.	17,100	554,338
Itron, Inc. (a)	10,185	490,510
Rogers Corp. (a)	24,200	1,118,039
Shimadzu Corp.	100	916
Yamatake Corp.	34,800	776,066

		2,939,869

Gas Utilities: 2.8%
ENN Energy Holdings, Ltd.	321,500	1,096,304

Household Products: 1.7%
Campbell Brothers, Ltd.	13,397	659,782

Independent Power Producers & Energy Traders: 1.0%
EDP Renovaveis SA (a)	59,488	392,418

Industrial Conglomerates: 2.7%
3M Co.	11,300	1,071,805

Life Sciences Tools & Services: 2.4%
Thermo Fisher Scientific, Inc. (a)	14,900	959,411

Machinery: 24.9%
GEA Group AG	40,497	1,450,302
Hansen Transmissions International (a)	327,927	189,470
IDEX Corp.	17,650	809,253
IMI PLC	74,667	1,262,281
Ingersoll-Rand PLC	26,300	1,194,283
Invensys PLC	206,119	1,066,167
Kurita Water Industries, Ltd.	15,450	460,919
Pall Corp.	25,200	1,416,996
Pentair, Inc.	20,150	813,254
Watts Water Technologies, Inc., Class A	35,000	1,239,350

		9,902,275

Metals & Mining: 3.1%
Sims Metal Management, Ltd.	65,440	1,244,246

Semiconductors Equipment & Products: 1.4%
Epistar Corp.	180,000	536,113

Semiconductors & Semiconductor Equipment: 3.5%
Infineon Technologies AG	122,012	1,370,969

Water Utilities: 3.7%
California Water Service Group	21,352	399,496
Manila Water Co., Inc.	653,900	281,267
Pennon Group PLC	69,988	783,770

		1,464,533

Total Common Stocks (Cost $32,698,906)		38,344,066

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Schedule of Investments (Unaudited), continued
Pax World Global Green Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value
REPURCHASE AGREEMENT: 2.2%
State Street Repo, 0.010%, 07/01/2011, (collateralized by United States Treasury Note, 0.010%, due 08/11/2011, principal amount $875,000; market value $874,979.88)

Total Repurchase Agreement (Cost $854,000)	$854,000	$$854,000

TOTAL INVESTMENTS: 98.9% (Cost $33,552,906)		39,198,066

OTHER ASSETS AND LIABILITIES— (Net): 1.1%		456,653

NET ASSETS: 100.0%		$39,654,719

(a)	Non-income producing security.
SUMMARY OF INVESTMENTS BY COUNTRY

		Percent
Country	Value	of Net Assets
Australia	$1,904,028	4.8%
Belgium	189,470	0.5%
China	1,642,350	4.1%
France	1,573,753	4.0%
Germany	4,256,071	10.7%
Hong Kong	1,901,749	4.8%
Ireland	1,855,982	4.7%
Italy	553,580	1.4%
Japan	3,396,522	8.6%
Philippines	281,267	0.7%
Spain	392,418	1.0%
Taiwan	1,007,675	2.5%
United Kingdom	3,632,366	9.2%
United States	15,756,835	39.7%
Repurchase Agreement	854,000	2.2%
Other assets and liabilities — (Net)	456,653	1.1%

Total	$39,654,719	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
THIS PAGE INTENTIONALLY LEFT BLANK

June 30, 2011
Statements of Assets and Liabilities (Unaudited)

	Balanced Fund	Growth Fund
Assets
Investments, at cost—Note A	$1,843,972,625	$100,940,726

Investments in unaffiliated issuers, at value — Note A1	$2,161,671,627	$134,884,229
Cash	4,289,286	31,771
Foreign currency at value (cost — $227,799; $60,421; $4,418,591; $1,583 and $220,134; respectively)	232,821	—
Prepaid Expenses	85,122	4,892
Receivables:
Capital stock Sold	785,244	65,706
Dividends and interest—Note B	7,746,500	135,367
Investment securities sold	—	—
Investment Adviser Reimbursement	—	3,850
Other	25,284	27,916

Total Assets	2,174,835,884	135,153,731

Liabilities
Collateral on securities loaned, at value	133,887,506	4,091,482
Payables:
Payable for shares redeemed	1,042,224	172,901
Options written, at value (premiums received $1,042,574; $38,230; and $127,680, respectively)	659,760	—
Securities sold short (cost $148,719)	—	—
Investment securities purchased	737,535	436,936
Dividend payable—Note A	—	—

Accrued expenses:
Investment advisory fees—Note B	830,389	78,260
Distribution expense	388,780	25,128
Trustees Fees	3,133	601
Compliance expense	2,180	2,290
Transfer agent fees	377,646	48,184
Printing and other shareholder communication fees	56,247	6,099
Custodian fees	58,483	3,772
Legal and audit fees	45,420	26,192
Other accrued expenses	13,288	11,728

Total Liabilities	138,102,591	4,903,573

Net Assets	$2,036,733,293	$130,250,158

[1]	Investments in unaffiliated issuers at market value include securities loaned. At June 30, 2011, the Balanced Fund, Growth Fund, High Yield Bond Fund and Global Women’s Equality Fund had a total market value of securities on loan of $145,378,786; $6,748,565; $52,968,068; and $9,712,038, respectively.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011

			Global Women’s
Small Cap Fund	International Fund	High Yield Bond Fund	Equality Fund	Global Green Fund
$13,945,545	$36,229,633	$477,891,331	$51,101,632	$33,552,906

$14,577,550	$38,935,960	$492,995,683	$53,282,975	$39,198,066
35,270	35,086	666,688	23,000	37,738

—	61,285	4,453,168	1,618	182,613
2,061	3,116	17,817	517	1,348

62,330	200,514	1,562,477	35,043	313,741
6,437	126,873	9,453,152	109,520	60,437
—	—	9,376,089	311,137	903,105
3,881	3,614	—	3,554	4,230
—	14,825	10,219	25,214	3,978

14,687,529	39,381,273	518,535,293	53,792,578	40,705,256

—	—	53,729,443	9,854,948	—

938	3,212	4,174,080	16,780	24,222

—	—	76,500	107,430	—
—	—	151,530	—	—
111,802	241,901	13,106,016	981,924	941,007
—	—	794,166	—	—

8,585	26,313	184,626	25,510	28,173
2,791	6,223	56,305	12,856	7,517
421	447	1,033	437	459
2,220	2,220	2,176	2,215	2,220
8,797	10,251	62,341	20,045	15,048
—	—	7,621	—	—
602	3,746	11,809	2,071	2,785
13,320	16,684	28,843	13,403	14,559
12,613	16,536	20,065	11,605	14,547

162,089	327,533	72,406,554	11,049,224	1,050,537

$14,525,440	$39,053,740	$446,128,739	$42,743,354	$39,654,719

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Statements of Assets and Liabilities (Unaudited), continued

	Balanced Fund	Growth Fund
Net Assets Represented By
Paid in Capital	$1,765,945,238	$108,927,318
Undistributed (distributions in excess of) net investment income	1,546,462	48,409
Accumulated net realized gain (loss)	(48,884,293)	(12,671,973)
Net unrealized appreciation (depreciation) of:
Investments	318,081,816	33,943,503
Foreign currency translation	44,070	2,901

Net Assets	$2,036,733,293	$130,250,158

Individual Investor Class
Net assets	$1,909,319,739	$124,927,442
Capital Shares Outstanding	81,422,536	9,486,380

Net asset value per share	$23.45	$13.17

Institutional Class
Net assets	$124,409,828	$5,128,240
Capital Shares Outstanding	5,258,300	382,570

Net asset value per share	$23.66	$13.40

R Share Class
Net assets	$3,003,726	$194,476
Capital Shares Outstanding	127,369	14,752

Net asset value per share	$23.58	$13.18

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011

			Global Women’s
Small Cap Fund	International Fund	High Yield Bond Fund	Equality Fund	Global Green Fund
$12,821,466	$36,518,460	$427,025,222	$42,186,844	$33,693,513
8,878	5,882	14,901	38,440	(136,264)
1,063,091	(179,260)	4,077,220	(1,685,033)	452,667

632,005	2,706,327	15,063,270	2,201,592	5,645,161
—	2,331	(51,874)	1,511	(358)

$14,525,440	$39,053,740	$446,128,739	$42,743,354	$39,654,719

$13,654,931	$31,063,238	$282,776,198	$39,657,894	$35,962,327
1,181,317	3,381,920	36,714,087	2,205,123	3,570,029

$11.56	$9.19	$7.70	$17.98	$10.07

$793,314	$7,817,118	$163,112,019	$3,085,460	$2,908,569
68,355	848,433	21,252,201	171,163	288,000

$11.61	$9.21	$7.67	$18.03	$10.10

$77,195	$173,384	$240,522		$783,823
6,727	18,940	31,264		78,147

$11.47	$9.15	$7.69		$10.03

SEE NOTES TO FINANCIAL STATEMENTS

Six-Months Ended June 30, 2011
Statements of Operations (Unaudited)

	Balanced Fund	Growth Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $758,502; $41,110; $0; $88,803; $0;$54,190; and $ 22,430; respectively)	$14,486,666	$870,810
Interest (net of foreign withholding tax of $0; $0; $0; $0; $7,486; $0; and $0; respectively)	10,883,225	77
Income from securities lending—Note A	261,998	21,284
Other income	—	—

Total Income	25,631,889	892,171

Expenses
Investment advisory fees—Note B	5,067,608	469,915
Distribution expenses—Individual Investor (Note B)	2,369,865	150,910
Distribution expenses—R (Note B)	7,122	299
Transfer agent fees—Note A	1,222,371	163,330
Printing and other shareholder communication fees	106,986	20,710
Custodian fees	215,291	15,170
Legal fees and related expenses	57,743	8,427
Trustees’ fees and expenses—Note B	89,822	13,813
Compliance expense	13,861	5,240
Audit fees	34,484	21,949
Registration fees	34,039	28,530
Other expenses	81,251	4,257

Total Expenses	9,300,443	902,550

Less: Fees paid indirectly—Note E	(1,328)	(1,230)
Expenses assumed by Advisor—Note B	—	(57,558)

Net expenses	9,299,115	843,762

Net investment income (loss)	16,332,774	48,409

Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments (including premium on options exercised)	116,867,558	2,285,004
Option contracts written	1,693,909	31,226
Foreign currency transactions	150,858	(2,798)
Change in unrealized appreciation (depreciation) on:
Investments	(22,983,104)	6,696,583
Option contracts written	(619,178)	102,784
Foreign currency translation	28,595	2,374

Net realized and unrealized gain on investments and foreign currency	95,138,638	9,115,173

Net increase (decrease) in net assets resulting from operations	$111,471,412	$9,163,582

SEE NOTES TO FINANCIAL STATEMENTS

Six-Months Ended June 30, 2011

			Global Women’s
Small Cap Fund	International Fund	High Yield Bond Fund	Equality Fund	Global Green Fund
$85,304	$717,727	$384,843	$564,253	$361,133

25	7	18,188,065	5,897	43
—	—	51,997	16,351	—
—	—	356,752	—	—

85,329	717,734	18,981,657	586,501	361,176

46,662	143,290	1,102,591	151,452	160,199
14,731	33,806	375,211	46,860	40,762
126	363	509	—	1,815
48,753	49,374	256,341	58,207	60,320
3,255	4,944	23,998	7,178	7,180
4,649	21,915	59,173	13,752	15,384
5,551	6,104	17,959	6,265	6,147
9,308	10,118	26,321	10,404	10,232
4,678	4,678	6,849	4,887	4,678
9,754	13,040	25,234	9,754	10,938
20,072	27,444	38,806	17,872	25,862
—	359	19,585	1,495	635

167,539	315,435	1,952,577	328,126	344,152

(326)	—	(2,624)	(186)	—
(90,762)	(87,404)	—	(81,164)	(96,875)

76,451	228,031	1,949,953	246,776	247,277

8,878	489,703	17,031,704	339,725	113,899

1,122,871	(10,279)	4,130,460	2,496,446	1,415,246
—	—	—	43,456	—
—	(34,958)	49,261	(8,220)	(4,974)

(186,583)	149,620	(3,756,635)	(1,701,604)	113,453
—	—	(38,270)	(36,061)	—
—	2,139	(48,904)	528	(20,905)

936,288	106,522	335,912	794,545	1,502,820

$945,166	$596,225	$17,367,616	$1,134,270	$1,616,719

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund
	(Unaudited)
	Period Ended	Year Ended
	6/30/2011	12/31/10
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$16,332,774	$29,663,717
Net realized gain (loss) on investments and foreign currency transactions	118,712,325	(2,554,426)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(23,573,687)	185,697,545

Net increase (decrease) in net assets resulting from operations	111,471,412	212,806,836
Distributions to shareholders from:
Net investment income
Individual Investor Class	(13,737,332)	(27,351,674)
Institutional Class	(1,030,754)	(1,846,417)
R Class	(18,225)	(29,299)
Realized gains
Individual Investor Class	—	—
Institutional Class	—	—
R Class	—	—
Tax Return of Capital
Individual Investor Class	—	(84,169)
Institutional Class	—	(4,888)
R Class	—	(119)

Total distributions to shareholders	(14,786,311)	(29,316,566)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	72,166,727	100,855,465
Proceeds from reinvestment of distributions	13,095,497	26,171,813
Cost of shares redeemed	(139,571,178)	(262,221,609)
Redemption fees		—

Net increase (decrease) from Individual Investor Class transactions	(54,308,954)	(135,194,331)

Institutional Class
Proceeds from shares sold	20,821,568	21,189,029
Proceeds from reinvestment of distributions	1,002,023	1,796,126
Cost of shares redeemed	(13,061,889)	(24,379,799)
Redemption fees	—

Net increase (decrease) from Institutional Class transactions	8,761,702	(1,394,644)

R Class
Proceeds from shares sold	328,380	1,010,683
Proceeds from reinvestment of distributions	18,225	29,418
Cost of shares redeemed	(105,043)	(451,773)

Net increase from R Class transactions	241,562	588,328

Net increase (decrease) from capital share transactions	(45,305,690)	(136,000,647)

Net increase (decrease) in net assets	51,379,411	47,489,623

Net assets
Beginning of period	1,985,353,882	1,937,864,259

End of period (1)	$2,036,733,293	$1,985,353,882

(1) Includes undistributed net investment income (loss)	$1,546,462	$—

SEE NOTES TO FINANCIAL STATEMENTS

Growth Fund		Small Cap Fund		International Fund
(Unaudited)		(Unaudited)		(Unaudited)
Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
6/30/2011	12/31/10	6/30/2011	12/31/10	6/30/2011	12/31/10

$48,409	$(277,695)	$8,878	$51,010	$489,703	$253,700
2,313,432	5,511,463	1,122,871	1,010,849	(45,237)	212,985
6,801,741	15,888,299	(186,583)	724,699	151,759	1,858,124

9,163,582	21,122,067	945,166	1,786,558	596,225	2,324,809
—	—	—	(51,679)	(305,777)	(232,251)
—	—	—	(2,133)	(85,801)	(64,049)
—	—	—	(89)	(1,580)	(1,017)
—	—	(430,886)	(665,528)	(45,574)	—
—	—	(25,504)	(19,665)	(11,577)	—
—	—	(2,500)	(1,003)	(259)	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	(458,890)	(740,097)	(450,568)	(297,317)

16,263,946	13,738,584	5,140,544	4,772,885	9,249,969	13,945,159

—	—	409,016	679,473	312,007	204,309
(11,617,125)	(17,176,825)	(1,556,663)	(536,459)	(1,873,330)	(2,278,570)
	—

4,646,821	(3,438,241)	3,992,897	4,915,899	7,688,646	11,870,898

1,690,425	529,911	496,488	203,998	2,490,290	5,955,212
—	—	8,500	17,085	67,422	34,762
(75,428)	(736,443)	(10,936)	(10,350)	(1,314,672)	(1,879,704)
—	—	—		—

1,614,997	(206,532)	494,052	210,733	1,243,040	4,110,270

164,369	43,913	59,380	10,157	37,546	126,677
—	—	2,500	1,091	1,791	956
(25,465)	(965)	(222)	(12)	(2,008)	(12,569)

138,904	42,948	61,658	11,236	37,329	115,064

6,400,722	(3,601,825)	4,548,607	5,137,868	8,969,015	16,096,232

15,564,304	17,520,242	5,034,883	6,184,329	9,114,672	18,123,724
114,685,854	97,165,612	9,490,557	3,306,228	29,939,068	11,815,344

$130,250,158	$114,685,854	$14,525,440	$9,490,557	$39,053,740	$29,939,068

$48,409	$—	$8,878	$—	$5,882	$(90,662)

73	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	High Yield Bond Fund
	(Unaudited)
	Period Ended	Year Ended
	6/30/2011	12/31/10

Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$17,031,704	$32,191,306
Net realized gain (loss) on investments and foreign currency transactions	4,179,721	9,187,776
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,843,809)	(3,625,270)

Net increase (decrease) in net assets resulting from operations	17,367,616	37,753,812
Distributions to shareholders from:
Net investment income	(11,464,870)	(23,483,017)
Individual Investor Class	(5,544,380)	(8,480,035)
Institutional Class	(7,553)	(16,159)
R Class
Realized gains	(1,976,002)	(4,248,563)
Individual Investor Class	(1,164,608)	(1,747,338)
Institutional Class	(1,674)	(3,098)
R Class
Tax Return of Capital
Individual Investor Class	—	—
Institutional Class	—	—
R Class	—	—

Total distributions to shareholders	(20,159,087)	(37,978,210)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	59,799,593	162,464,467
Proceeds from reinvestment of distributions	10,455,276	23,113,849
Cost of shares redeemed	(82,549,546)	(188,119,948)
Redemption fees		—

Net increase (decrease) from Individual Investor Class transactions	(12,294,677)	(2,541,632)

Institutional Class
Proceeds from shares sold	58,189,329	74,914,647
Proceeds from reinvestment of distributions	4,557,706	7,985,544
Cost of shares redeemed	(17,379,996)	(55,049,477)
Redemption fees	—	—

Net increase (decrease) from Institutional Class transactions	45,367,039	27,850,714

R Class
Proceeds from shares sold	226,449	272,859
Proceeds from reinvestment of distributions	8,825	19,257
Cost of shares redeemed	(207,737)	(184,208)

Net increase from R Class transactions	27,537	107,908

Net increase (decrease) from capital share transactions	33,099,899	25,416,990

Net increase (decrease) in net assets	30,308,428	25,192,592

Net assets
Beginning of period	415,820,311	390,627,719

End of period (1)	$446,128,739	$415,820,311

(1) Includes undistributed net investment income (loss)	$14,901	$—

SEE NOTES TO FINANCIAL STATEMENTS	74

Global Women’s Equality Fund		Global Green Fund
(Unaudited)		(Unaudited)
Period Ended	Year Ended	Period Ended	Year Ended
6/30/2011	12/31/10	6/30/2011	12/31/10

$339,725	$211,999	$113,899	$24,096
2,531,682	1,458,842	1,410,272	(238,704)
(1,737,137)	1,868,884	92,548	3,340,551

1,134,270	3,539,725	1,616,719	3,125,943
(279,016)	(167,527)	—	(88,737)
(24,923)	(17,564)	—	(8,967)
		—	(833)
—	—	—	—
—	—	—	—
		—	—
—	—	—	—
—	—	—	—
		—	—

(303,939)	(185,091)	—	(98,537)

5,719,371	6,999,073	7,990,770	10,558,797
257,798	160,290	—	83,926
(2,242,734)	(4,674,450)	(1,721,808)	(2,958,939)

3,734,435	2,484,913	6,268,962	7,683,784

570,535	82,381	1,062,319	1,210,264
20,917	17,076	—	6,437
(54,737)	(352,023)	(21,081)	(58,801)
—		—

536,715	(252,566)	1,041,238	1,157,900

		174,640	296,762
		—	833
		(77,129)	(76,468)

		97,511	221,127

4,271,150	2,232,347	7,407,711	9,062,811

5,101,481	5,586,981	9,024,430	12,090,217
37,641,873	32,054,892	30,630,289	18,540,072

$42,743,354	$37,641,873	$39,654,719	$30,630,289

$38,440	$2,654	$(136,264)	$(250,163)

75	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund
	(Unaudited)
	Period Ended	Year Ended
	6/30/2011	12/31/10

Individual Investor Class
Shares sold	3,105,402	4,881,764
Shares issued in reinvestment of distributions	570,111	1,239,686
Shares redeemed	(5,993,535)	(12,760,906)

Net increase (decrease) in shares outstanding	(2,318,022)	(6,639,456)

Institutional Class
Shares sold	878,939	1,021,047
Shares issued in reinvestment of distributions	43,247	84,418
Shares redeemed	(560,017)	(1,181,681)

Net increase (decrease) in shares outstanding	362,169	(76,216)

R Class
Shares sold	14,122	48,986
Shares issued in reinvestment of distributions	789	1,366
Shares redeemed	(4,462)	(21,560)

Net increase in shares outstanding	10,449	28,792

	High Yield Bond Fund
	(Unaudited)
	Period Ended	Year Ended
	6/30/2011	12/31/10

Individual Investor Class
Shares sold	7,618,915	20,965,498
Shares issued in reinvestment of distributions	1,337,314	2,985,748
Shares redeemed	(10,507,627)	(24,325,981)

Net increase (decrease) in shares outstanding	(1,551,398)	(374,735)

Institutional Class
Shares sold	7,453,651	9,681,333
Shares issued in reinvestment of distributions	585,765	1,035,413
Shares redeemed	(2,241,502)	(7,153,965)

Net increase (decrease) in shares outstanding	5,797,914	3,562,781

R Class
Shares sold	28,882	34,945
Shares issued in reinvestment of distributions	1,133	2,496
Shares redeemed	(26,433)	(23,530)

Net increase in shares outstanding	3,582	13,911

SEE NOTES TO FINANCIAL STATEMENTS	76

Growth Fund		Small Cap Fund		International Fund
(Unaudited)		(Unaudited)		(Unaudited)
Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
6/30/2011	12/31/10	6/30/2011	12/31/10	6/30/2011	12/31/10
1,256,822	1,291,257	445,597	469,623	991,371	1,658,929
	—	36,228	62,743	35,018	24,440
(894,716)	(1,606,985)	(132,657)	(51,933)	(200,551)	(275,571)

362,106	(315,728)	349,168	480,433	825,838	1,407,798

128,087	48,451	42,973	21,000	264,425	697,408
	—	750	1,557	7,541	4,041
(5,740)	(70,074)	(620)	(962)	(141,353)	(222,064)

122,347	(21,623)	43,103	21,595	130,613	479,385

12,398	3,999	5,117	923	4,012	14,713
	—	223	100	202	113
(1,951)	(80)	(20)	(2)	(214)	(1,517)

10,447	3,919	5,320	1,021	4,000	13,309

Global Women’s Equality Fund		Global Green Fund
(Unaudited)		(Unaudited)
Period Ended	Year Ended	Period Ended	Year Ended
6/30/2011	12/31/10	6/30/2011	12/31/10
315,814	436,119	815,575	1,226,846
14,723	9,999	—	9,230
(124,168)	(294,053)	(175,847)	(350,807)

206,369	(152,065)	639,728	885,269

31,401	4,994	106,850	143,132
1,192	1,060	—	709
(2,972)	(21,605)	(2,176)	(7,011)

(29,621)	(15,551)	104,674	136,830

		17,983	33,923
			89
		(7,851)	(8,850)

		10,132	25,162

77	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset	Net	Net
	value,	investment	realized and	Total from	From net	From net	Tax
	beginning	income	unrealized	investment	investment	realized	return of
	of period	(loss)[1]	gain (loss)	operations	income	gains	capital

Balanced Fund
Individual Investor Class

Period Ended June 30, 2011 (Unaudited)	$22.36	$0.18	$1.08	$1.26	$0.17	$—	$—
Year Ended December 31, 2010	20.30	0.32	2.06	2.38	0.32	—	0.00[9]
Year Ended December 31, 2009	17.00	0.31	3.30	3.61	0.31	—	—
Year Ended December 31, 2008	25.31	0.41	(8.08)	(7.67)	0.40	0.24	—
Year Ended December 31, 2007	24.53	0.44	1.87	2.31	0.43	1.10	—
Year Ended December 31, 2006	23.65	0.38	2.14	2.52	0.39	1.25	—
Institutional Class							—

Period Ended June 30, 2011 (Unaudited)	$22.56	$0.22	$1.08	$1.30	$0.20	$—	$—
Year Ended December 31, 2010	20.47	0.37	2.09	2.46	0.37	—	0.00[9]
Year Ended December 31, 2009	17.14	0.36	3.33	3.69	0.36	—	—
Year Ended December 31, 2008	25.53	0.45	(8.14)	(7.69)	0.46	0.24	—
Period Ended December 31, 2007[7]	24.95	0.38	1.56	1.94	0.33	1.03	—
R Class

Period Ended June 30, 2011 (Unaudited)	$22.49	$0.16	$1.07	$1.23	$0.14	$—	$—
Year Ended December 31, 2010	20.42	0.28	2.07	2.35	0.28	—	0.00[9]
Year Ended December 31, 2009	17.13	0.25	3.34	3.59	0.30	—	—
Year Ended December 31, 2008	25.59	0.31	(8.12)	(7.81)	0.41	0.24	—
Period Ended December 31, 2007[7]	24.95	0.45	1.44	1.89	0.22	1.03	—
Growth Fund
Individual Investor Class

Period Ended June 30, 2011 (Unaudited)	$12.21	$—	$0.96	$0.96	$—	$—	$—
Year Ended December 31, 2010	9.99	(0.03)	2.25	2.22	—	—	—
Year Ended December 31, 2009	7.19	(0.01)	2.81	2.80	—	—	—
Year Ended December 31, 2008	12.56	—	(5.12)	(5.12)	—	0.25	—
Year Ended December 31, 2007	12.53	(0.03)	1.70	1.67	—	1.64	—
Year Ended December 31, 2006	12.82	(0.07)	(0.22)	(0.29)	—	—	—
Institutional Class

Period Ended June 30, 2011 (Unaudited)	$12.41	$0.02	$0.97	$0.99	$—	$—	$—
Year Ended December 31, 2010	10.13	—	2.28	2.28	—	—	—
Year Ended December 31, 2009	7.27	0.01[8]	2.85	2.86	—	—	—
Year Ended December 31, 2008	12.68	0.02	(5.18)	(5.16)	—	0.25	—
Period Ended December 31, 2007[7]	13.10	0.12	0.99	1.11		1.53	—
R Class

Period Ended June 30, 2011 (Unaudited)	$12.24	$—	$0.94	$0.94	$—	$—	$—
Year Ended December 31, 2010	10.04	(0.05)	2.25	2.20	—	—	—
Year Ended December 31, 2009	7.24	(0.03)	2.83	2.80	—	—	—
Year Ended December 31, 2008	12.66	(0.03)	(5.14)	(5.17)	—	0.25	—
Period Ended December 31, 2007[7]	13.10	0.02	1.07	1.09	—	1.53	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized.

[5]	For the purpose of calculating the turnover ratio for the Balanced Fund, transactions related to the Value Fund merger have been excluded.

SEE NOTES TO FINANCIAL STATEMENTS	78

June 30, 2011

						Ratios to average net assets [3]
					Net		Net expenses	Total expenses
		Net asset		Net assets	expenses	Net	including	excluding
		value,		end of	excluding	investment	custody	custody
Total	Redemption	end of	Total	period	custody	income	credits and	credits	Portfolio
distributions	Fees	period	return[2]	(in $000’s)	credits	(loss)	waivers	and waivers	Turnover[4]

$0.17	$—	$23.45	5.65%	$1,909,320	0.94%	1.61%	0.94%	0.94%	22%
0.32	—	22.36	11.83%	1,872,287	0.96%	1.55%	0.96%	0.96%	36%
0.31	—	20.30	21.41%	1,834,274	0.98%	1.70%	0.98%	0.98%	43%[5]
0.64	—	17.00	(30.72%)	1,612,529	0.95%	1.85%	0.95%	0.95%	54%
1.53	—	25.31	9.44%	2,444,076	0.96%	1.70%[6]	0.96%	0.96%	38%
1.64	—	24.53	10.71%	2,181,227	0.94%	1.54%[6]	0.94%	0.94%	29%

$0.20	$—	$23.66	5.77%	$124,410	0.69%	1.88%	0.69%	0.69%	22%
0.37	—	22.56	12.16%	110,437	0.71%	1.81%	0.71%	0.71%	36%
0.36	—	20.47	21.70%	101,791	0.73%	1.94%	0.73%	0.73%	43%[5]
0.70	—	17.14	(30.58%)	66,355	0.70%	2.10%	0.70%	0.70%	54%
1.36	—	25.53	7.84%	20,222	0.71%	1.95%	0.71%	0.71%	38%

$0.14	$—	$23.58	5.50%	$3,004	1.19%	1.37%	1.19%	1.19%	22%
0.28	—	22.49	11.58%	2,629	1.21%	1.36%	1.21%	1.21%	36%
0.30	—	20.42	21.14%	1,799	1.23%	1.30%	1.23%	1.23%	43%[5]
0.65	—	17.13	(30.96%)	57	1.20%	1.60%	1.20%	1.20%	54%
1.25	—	25.59	7.61%	1	1.21%	1.43%	1.21%	1.21%	38%

$—	$—	$13.17	7.86%	$124,927	1.36%	0.07%	1.36%	1.45%	8%
—	—	12.21	22.22%	111,403	1.41%	(0.28%)	1.41%	1.57%	25%
—	—	9.99	38.94%	94,306	1.45%	(0.08%)	1.45%	1.78%	39%
0.25	—	7.19	(41.52%)	66,493	1.46%	(0.01%)	1.46%	1.67%	51%
1.64	—	12.56	13.39%	105,213	1.51%	(0.19%)	1.50%	1.76%	66%
—	—	12.53	(2.26%)	105,614	1.50%	(0.56%)	1.50%	1.77%	117%

$—	$—	$13.40	7.98%	$5,128	1.11%	0.37%	1.11%	1.20%	8%
—		12.41	22.51%	3,231	1.16%	(0.04%)	1.16%	1.32%	25%
—	—	10.13	39.34%	2,856	1.20%	0.16%	1.20%	1.53%	39%
0.25	—	7.27	(41.44%)	3,042	1.21%	0.24%	1.21%	1.41%	51%
1.53	—	12.68	8.53%	2,571	1.26%	1.27%	1.25%	1.51%	66%
	—

$—	$—	$13.18	7.68%	$194	1.61%	0.02%	1.61%	1.70%	8%
—	—	12.24	21.91%	53	1.66%	(0.49%)	1.66%	1.82%	25%
—	—	10.04	38.67%	4	1.70%	(0.37%)	1.70%	2.03%	39%
0.25	—	7.24	(41.58%)	2	1.71%	(0.26%)	1.71%	1.91%	51%
1.53	—	12.66	8.37%	1	1.76%	0.45%	1.75%	2.01%	66%

[6]	The Balanced Fund received litigation settlements in the amounts of $1,250,000 in 2007 and $719,133 in 2006. Had these amounts not been included in income, the income ratios would have been 1.64% and 1.50% for the years ended December 31, 2007 and 2006, respectively.

[7]	Per share data is reflected from class inception date of April 2, 2007.

[8]	The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

[9]	Rounds to less than $0.01.

79	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss)form
		investment operations			Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net	Tax
	beginning	investment	unrealized	investment	investment	realized	return of
	of period	income[1]	gain (loss)[1]	operations	income	gains	capital

Small Cap Fund
Individual Investor Class

Period Ended June 30, 2011 (Unaudited)	$11.05	$0.01	$0.89	$0.90	$—	$0.39	$—
Year Ended December 31, 2010	9.29	0.08	2.46	2.54	0.07	0.71	—
Year Ended December 31, 2009	6.78	(0.03)	2.54	2.51	—	—	—
Period Ended December 31, 2008[5]	10.00	0.01	(3.22)	(3.21)	0.01	—	—
Institutional Class

Period Ended June 30, 2011 (Unaudited)	$11.08	$0.03	$0.89	$0.92	$—	$0.39	$—
Year Ended December 31, 2010	9.31	0.15	2.42	2.57	0.09	0.71	—
Year Ended December 31, 2009	6.78	(0.02)	2.56	2.54	0.01	—	—
Period Ended December 31, 2008[5]	10.00	0.03	(3.22)	(3.19)	0.03	—
R Class

Period Ended June 30, 2011 (Unaudited)	$10.99	$(0.01)	$0.88	$0.87	$—	$0.39	$—
Year Ended December 31, 2010	9.26	0.16	2.35	2.73	0.07	0.71	—
Year Ended December 31, 2009	6.78	(0.05)	2.53	2.48	—	—	—
Period Ended December 31, 2008[5]	10.00	—	(3.22)	(3.22)	—	—	—

International Fund
Individual Investor Class

Period Ended June 30, 2011 (Unaudited)	$9.10	$0.13	$0.06	$0.19	$0.09	$0.01	$—
Year Ended December 31, 2010	8.51	0.10	0.60	0.70	0.11	—	—
Year Ended December 31, 2009	6.19	0.06	2.34	2.40	0.07	—	0.01
Period Ended December 31, 2008[5]	10.00	0.13	(3.86)	(3.73)	0.08	—	—
Institutional Class

Period Ended June 30, 2011 (Unaudited)	$9.12	$0.14	$0.07	$0.21	$0.10	$0.01	$—
Year Ended December 31, 2010	8.53	0.12	0.60	0.72	0.13	—	—
Year Ended December 31, 2009	6.19	—	2.44	2.44	0.09	—	0.01
Period Ended December 31, 2008[5]	10.00	0.15	(3.87)	(3.72)	0.09	—	—
R Class

Period Ended June 30, 2011 (Unaudited)	$9.07	$0.12	$0.06	$0.18	$0.08	$0.01	$—
Year Ended December 31, 2010	8.50	0.08	0.60	0.68	0.11	—	—
Year Ended December 31, 2009	6.20	0.07	2.31	2.38	0.07	—	0.01
Period Ended December 31, 2008[5]	10.00	0.12	(3.86)	(3.74)	0.06	—	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	80

June 30, 2011

				Ratios to average net assets[3]
					Net		Net expenses	Total expenses
		Net asset		Net assets	expenses		including	excluding
		value,		end of	excluding	Net	custody	custody
Total	Redemption	end of	Total	period	custody	investment	credits and	credits	Portfolio
distributions	Fees	period	return[2]	(in $000’s)	credits	income	waivers	and waivers	Turnover[4]

$—	$—	$11.56	8.18%	$13,655	1.24%	0.13%	1.24%	2.70%	66%
—	—	11.05	30.17%	9,192	1.24%	0.80%	1.24%	4.47%	179%
—	—	9.29	37.02%	3,266	1.24%	(0.41%)	1.24%	12.09%	201%
—	—	6.78	(32.07%)	1,140	1.25%	0.22%	1.24%	14.13%	109%

$0.39	$—	$11.61	8.34%	$793	0.99%	0.49%	0.99%	2.45%	66%
0.80	—	11.08	30.44%	283	0.99%	1.41%	0.99%	4.22%	179%
0.01	—	9.31	37.44%	37	0.99%	(0.27%)	0.99%	11.84%	201%
0.03	—	6.78	(31.92%)	1	1.00%	0.47%	0.99%	13.88%	109%

$0.39	$—	$11.47	7.95%	$77	1.49%	(0.10%)	1.49%	2.95%	66%
0.78	—	10.99	29.94%	15	1.49%	1.62%	1.49%	4.72%	179%
—	—	9.26	36.58%	4	1.49%	(0.62%)	1.49%	12.34%	201%
—		6.78	(32.20%)	1	1.50%	(0.03%)	1.49%	14.38%	109%

$0.10	$—	$9.19	2.20%	$31,063	1.40%	2.86%	1.40%	1.92%	12%
0.11	—	9.10	8.37%	23,254	1.40%	1.25%	1.40%	2.55%	41%
0.08	—	8.51	39.14%	9,768	1.40%	0.83%	1.40%	7.35%	23%
0.08	—	6.19	(37.26%)	2,087	1.40%	2.08%	1.40%	11.81%	26%

$0.11	$—	$9.22	2.30%	$7,817	1.15%	3.11%	1.15%	1.67%	12%
0.13	—	9.12	8.57%	6,549	1.15%	1.43%	1.15%	2.30%	41%
0.10	—	8.53	39.70%	2,033	1.15%	0.01%	1.15%	7.10%	23%
0.09	—	6.19	(37.13%)	1	1.15%	2.33%	1.15%	11.56%	26%

$0.09	$—	$9.16	2.00%	$173	1.65%	2.53%	1.65%	2.17%	12%
0.11	—	9.07	8.10%	136	1.65%	0.90%	1.65%	2.80%	41%
0.08	—	8.50	38.65%	14	1.65%	0.96%	1.65%	7.60%	23%
0.06	—	6.20	(37.43%)	1	1.65%	1.83%	1.65%	12.06%	26%

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

	Income (loss) from
	investment operations				Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net	Tax
	beginning	investment	unrealized	investment	investment	realized	return of
	of period	income[1]	gain (loss)[1]	operations	income	gains	capital

High Yield Bond Fund
Individual Investor Class

Period Ended June 30, 2011 (Unaudited)	$7.74	$0.30	$0.01	$0.31	$0.30	$0.05	$—
Year Ended December 31, 2010	7.74	0.66	0.10	0.76	0.65	0.11	—
Year Ended December 31, 2009	6.10	0.64	1.64	2.28	0.64	—	—
Year Ended December 31, 2008	8.37	0.59	(2.22)	(1.63)	0.63	0.01	—
Year Ended December 31, 2007	8.54	0.63	(0.14)	0.49	0.63	0.03	—
Year Ended December 31, 2006	8.35	0.62	0.19	0.81	0.62	0.005	—
Institutional Class

Period Ended June 30, 2011 (Unaudited)	$7.72	$0.30	$0.01	$0.31	$0.31	$0.05	$—
Year Ended December 31, 2010	7.70	0.67	0.13	0.80	0.67	0.11	—
Year Ended December 31, 2009	6.08	0.65	1.62	2.27	0.65	—	—
Year Ended December 31, 2008	8.34	0.61	(2.22)	(1.61)	0.64	0.01	—
Year Ended December 31, 2007	8.54	0.65	(0.17)	0.48	0.65	0.03	—
Year Ended December 31, 2006	8.35	0.64	0.19	0.83	0.64	0.006	—
R Class

Period Ended June 30, 2011 (Unaudited)	$7.72	$0.29	$0.02	$0.31	$0.29	$0.05	$—
Year Ended December 31, 2010	7.71	0.63	0.12	0.75	0.63	0.11	—
Year Ended December 31, 2009	6.08	0.63	1.62	2.25	0.62	—	—
Year Ended December 31, 2008	8.34	0.51	(2.16)	(1.65)	0.60	0.01	—
Period Ended December 31, 2007[7]	8.68	0.45	(0.29)	0.16	0.47	0.03

Global Women’s Equality Fund
Individual Investor Class

Period Ended June 30, 2011 (Unaudited)	$17.58	$0.15	$0.38	$0.53	$0.13	$—	$—
Year Ended December 31, 2010	15.99	0.10	1.58	1.68	0.09	—	—
Year Ended December 31, 2009	12.79	0.08	3.20	3.28	0.08	—	—	[5]
Year Ended December 31, 2008	22.01	0.13	(8.62)	(8.49)	0.13	0.60	—
Period Ended December 31, 2007[8],[9]	21.86	0.07	2.13	2.20	0.10	1.95	—
Year Ended March 31, 2007[8]	21.24	0.11	1.10	1.21	0.11	0.48	—
Institutional Class

Period Ended June 30, 2011 (Unaudited)	$17.62	$0.18	$0.38	$0.56	$0.15	$—	$—
Year Ended December 31, 2010	16.03	0.14	1.58	1.72	0.13	—	—
Year Ended December 31, 2009	12.80	0.12	3.20	3.32	0.09	—	—	[5]
Year Ended December 31, 2008	22.03	0.18	(8.63)	(8.45)	0.18	0.60	—
Period Ended December 31, 20078,[9]	21.86	0.13	2.12	2.25	0.13	1.95	—
Period Ended March 31, 2007[8],[10]	21.53	0.17	0.82	0.99	0.18	0.48	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Rounds to less than $0.01.

[6]	Total return calculation includes a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment on the Fund’s ending net assets per share, the total return for the year ended December 31, 2007 would have been 5.42% (Note F).

[7]	Per share data is reflected from class inception date of April 2, 2007.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011

					Ratios to average net assets[3]
						Net		Net expenses	Total expenses
			Net asset		Net assets	expenses		including	excluding
			value,		end of	excluding	Net	custody	custody
Total	Redemption		end of	Total	period	custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $000’s)	credits	income	waivers	and waivers	Turnover[4]

$0.35	$—		$7.70	4.05%	$282,776	0.96%	7.65%	0.96%	0.96%	31%
0.76	—		7.74	10.35%	296,349	0.99%	8.45%	0.99%	0.99%	70%
0.64	—		7.74	38.70%	298,915	0.97%	8.88%	0.97%	1.04%	58%
0.64	—	[5]	6.10	(20.61%)	92,187	0.99%	7.82%	0.99%	1.19%	29%
0.66	—	[5]	8.37	5.80%[6]	77,987	1.00%	7.31%	0.99%	1.44%	26%
0.62	—	[5]	8.54	10.11%	71,092	1.15%	7.35%	1.15%	1.70%	46%

$0.36	$—		$7.67	4.04%	$163,112	0.71%	7.89%	0.71%	0.71%	31%
0.78	—		7.72	10.92%	119,258	0.74%	8.70%	0.74%	0.74%	70%
0.65	—		7.70	38.78%	91,606	0.72%	9.12%	0.72%	0.79%	58%
0.65	—	[5]	6.08	(20.38%)	23,646	0.74%	8.07%	0.74%	0.94%	29%
0.68	—	[5]	8.34	5.68%	19,314	0.75%	7.59%	0.74%	1.19%	26%
0.64	—	[5]	8.54	10.41%	10,363	0.88%	7.63%	0.88%	1.42%	46%

$0.34	$—		$7.69	4.05%	$241	1.22%	7.42%	1.22%	1.22%	31%
0.74	—		7.72	10.23%	214	1.24%	8.21%	1.24%	1.24%	70%
0.62	—		7.71	38.27%	106	1.22%	8.52%	1.22%	1.29%	58%
0.61	—		6.08	(20.91%)	4	1.24%	7.57%	1.24%	1.44%	29%
0.50			8.34	1.94%	1	1.25%	7.29%	1.24%	1.69%	26%

$0.13	$—		$17.98	2.97%	$39,658	1.24%	1.66%	1.24%	1.64%	54%
0.09	—		17.58	10.54%	35,147	1.24%	0.63%	1.24%	1.90%	116%
0.08	—		15.99	25.76%	29,537	1.24%	0.58%	1.24%	2.04%	94%
0.73	—		12.79	(39.69%)	23,984	1.24%	0.71%	1.24%	1.82%	78%
2.05	—	[5]	22.01	10.13%	33,233	1.29%	0.37%	1.29%	1.67%	32%
0.59	—	[5]	21.86	5.67%	33,279	1.34%	0.50%	1.34%	1.79%	25%

$0.15	$—		$18.03	3.14%	$3,085	0.99%	1.96%	0.99%	1.39%	54%
0.13	—		17.62	10.78%	2,495	0.99%	0.86%	0.99%	1.65%	116%
0.09	—		16.03	26.11%	2,518	0.99%	0.86%	0.99%	1.79%	94%
0.78	—		12.80	(39.52%)	2,279	0.99%	0.96%	0.99%	1.57%	78%
2.08	—	[5]	22.03	10.37%	4,528	0.99%	0.55%	0.99%	1.44%	32%
0.66	—	[5]	21.86	4.57%	5,306	0.99%	0.91%	0.99%	1.50%	25%

[8]	Effective October 29, 2007, the Global Women’s Equality Fund (formerly the Women’s Equity Fund) acquired the assets and liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios. For the three years ended March 31, 2007 and for the period from April 1, 2007 through October 28, 2007, the Adviser of the Fund was FEMMX Financial. For the period from October 29, 2007 through December 31, 2007 the Adviser was Pax World Management Corp. The original Women’s Equity Fund had a fiscal year end of March 31. Information shown for periods prior to October 29, 2007 reflect that of the original Women’s Equity Fund.

[9]	Beginning with the period from April 1, 2007 through December 31, 2007, the Global Women’s Equality Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered accounting firm.

[10]	Per share data for the Global Women’s Equality Fund Institutional Class reflected from class inception date of April 19, 2006.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

	Income (loss) from
	investment operations			Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net	Tax
	Beginning	investment	unrealized	investment	investment	realized	return of
	of period	income[1]	gain (loss)[1]	operations	income	gains	capital

Global Green Fund
Individual Investor Class

Period Ended June 30, 2011 (Unaudited)	$9.63	$0.03	$0.42	$0.45	$—	$—	$—
Year Ended December 31, 2010	8.69	0.01	0.96	0.97	0.03	—	—
Year Ended December 31, 2009	6.38	0.03	2.36	2.39	0.08	—	—
Period Ended December 31, 2008[5]	10.00	0.02	(3.61)	(3.59)	0.03	—	—
Institutional Class

Period Ended June 30, 2011 (Unaudited)	$9.64	$0.05	$0.41	$0.46	$—	$—	$—
Year Ended December 31, 2010	8.69	0.03	0.97	1.00	0.05	—	—
Year Ended December 31, 2009	6.38	0.04	2.37	2.41	0.10	—	—
Period Ended December 31, 2008[5]	10.00	0.03	(3.61)	(3.58)	0.04	—	—
R Class

Period Ended June 30, 2011 (Unaudited)	$9.60	$0.02	$0.42	$0.44	$—	$—	$—
Year Ended December 31, 2010	8.66	(0.02)[6]	0.97	0.95	0.01	—	—
Year Ended December 31, 2009	6.37	(0.01)[6]	2.37	2.36	0.07	—	—
Period Ended December 31, 2008[5]	10.00	—	(3.61)	(3.61)	0.02	—	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

June 30, 2011

				Ratios to average net assets[3]
					Net		Net expenses	Total expenses
		Net asset		Net assets	expenses		including	excluding
		value,		end of	excluding	Net	custody	custody
Total	Redemption	end of	Total	period	custody	investment	credits and	credits	Portfolio
distributions	Fees	period	return[2]	(in $000’s)	credits	income	waivers	and waivers	Turnover[4]

$—	$—	$10.08	4.57%	$35,962	1.40%	0.62%	1.40%	1.94%	33%
0.03	—	9.63	11.20%	28,210	1.40%	0.09%	1.40%	2.38%	62%
0.08	—	8.69	37.52%	17,765	1.40%	0.35%	1.40%	3.78%	81%
0.03	—	6.38	(35.92%)	5,999	1.40%	0.27%	1.40%	6.25%	28%

$—	$—	$10.10	4.77%	$2,909	1.15%	0.99%	1.15%	1.69%	33%
0.05	—	9.64	11.56%	1,767	1.15%	0.32%	1.15%	2.13%	62%
0.10	—	8.69	37.79%	404	1.15%	0.56%	1.15%	3.53%	81%
0.04	—	6.38	(35.83%)	5	1.15%	0.52%	1.15%	6.00%	28%

$—	$—	$10.04	4.48%	$784	1.65%	0.35%	1.65%	2.19%	33%
0.01	—	9.60	11.01%	653	1.65%	(0.18%)	1.65%	2.63%	62%
0.07	—	8.66	37.16%	371	1.65%	(0.17%)	1.65%	4.03%	81%
0.02	—	6.37	(36.12%)	30	1.65%	0.02%	1.65%	6.50%	28%

[5]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

[6]	The amount shown for a share outstanding does not correspond with the aggregate new investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market values of the investments of the Fund.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2011
Notes to Financial Statements
Pax World Funds Series Trust I
NOTE A—Organization and Summary of Significant Accounting Policies
Organization Pax World Funds Series Trust I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the“1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of June 30, 2011, the Trust offered eleven investment funds.
These financial statements relate only to the Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), Pax World Small Cap Fund (the “Small Cap Fund”), Pax World International Fund (the “International Fund”), Pax World High Yield Bond Fund (the “High Yield Bond Fund”), Pax World Global Women’s Equality Fund (the “Global Women’s Equality Fund”) and Pax World Global Green Fund (the “Global Green Fund”) (each a “Fund”, collectively, the “Funds”), each a diversified series of the Trust.
The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.
The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, and to the extent consistent with its primary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60% of its assets in equity securities (including but not limited to common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities).
The Growth Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred

June 30, 2011
stock and securities convertible into common stock and preferred stock) of companies that the Adviser believes have above-average growth prospects.
The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stocks, preferred stocks, and securities convertible into common or preferred stocks) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.
The International Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of non-U.S. issuers.
The High Yield Bond Fund’s primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the Fund’s primary objective. The Fund seeks to achieve this objective by investing, under normal market conditions, at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service and other fixed income securities that, are, in the opinion of the Adviser, of comparable quality (commonly referred to as “junk bonds”).
The Global Women’s Equality Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in the securities of non-U.S. issuers.
The Global Green Fund’s investment objective is to seek long-term growth of capital by investing in companies whose businesses and technologies focus on mitigating the environmental impacts of commerce. Under normal market conditions the Fund will primarily invest in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred

June 30, 2011
Notes to Financial Statements, continued
stocks) of companies located around the world including at least 40% of its net assets in non-U.S. issuers.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments Investments for which market quotations are readily available are valued at fair value. Fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.
Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures

December 31, 2010
approved by the Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments.
The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds’ net asset value is determined; and changes in overall market conditions. At June 30, 2011, three securities were fair valued; the Balanced Fund held one security fair valued at $2,000,140, representing 0.10% of the Fund’s net asset value, and the High Yield Bond Fund held two securities fair valued at $0, representing 0.00% of the Fund’s net asset value.
For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

June 30, 2011
Notes to Financial Statements, continued
The net asset value per share (“NAV”) of each class of a Fund’s shares is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.
For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or a NAV determined earlier that day.
Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
• Level 1 —	quoted prices in active markets for identical investments

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

June 30, 2011
• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
Equity securities, including restricted securities and options on equity securities, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Foreign equities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When fair valuation methods are applied to foreign securities, they are generally categorized as Level 2. Utilizing fair valuation of foreign securities for significant market movements may result in transfers between Level 1 and Level 2 categorizations for such securities. Debt securities are valued at evaluated prices received from independent pricing services and are generally categorized as Level 2 in the hierarchy. Investments in mutual funds are generally categorized as Level 1. Short-term securities with remaining maturities of sixty days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.
In addition to those described above, investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which a security is traded but before the time at which the Funds’ net assets are computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

June 30, 2011
Notes to Financial Statements, continued
The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2011:

	Level One	Level Two	Level Three	Totals
Balanced
Common Stocks — Domestic	$1,432,506,284	$—	$—	$1,432,506,284
Common Stocks — Foreign	4,654,952	38,597,986		43,252,938
Exchange Traded Funds	7,769,259	—	—	7,769,259
Corporate Bonds	—	248,080,496	2,000,140	250,080,636
U.S. Govt Agency Bonds	—	96,968,859	—	96,968,859
Government Bonds	—	14,261,644	—	14,261,644
Municipal Bonds	—	39,042,301	—	39,042,301
U.S. Treasury Notes	—	35,595,122	—	35,595,122
Mortgage-Backed Securities	—	100,618,394	—	100,618,394
Cash Equivalents	133,887,506	7,688,684	—	141,576,190
Equity Call/Put Options Written	(659,760)	—	—	(659,760)

Total	$1,578,158,241	$580,853,486	$2,000,140	$2,161,011,867

Growth
Common Stocks—Domestic	$124,120,795	$—	$—	$124,120,795
Common Stocks—Foreign	—	2,942,952		2,942,952
Cash Equivalents	4,091,482	3,729,000		7,820,482

Total	$128,212,277	$6,671,952	$—	$134,884,229

Small Cap
Common Stocks — Domestic	$13,920,550	$—	$—	$13,920,550
Cash Equivalents	—	657,000	—	657,000

Total	$13,920,550	$657,000	$—	$14,577,550

International
Common Stocks—Foreign	$12,760,751	$24,518,557	$—	$37,279,308
Exchange Traded Funds	1,331,652	—	—	1,331,652
Cash Equivalents	—	325,000	—	325,000

Total	$14,092,403	$24,843,557	$—	$38,935,960

June 30, 2011

			Level
	Level One	Level Two	Three	Totals
High Yield Bond
Common Stocks — Domestic	$1,853,400	$—	$—	$1,853,400
Common Stocks — Foreign	—	771,716	—	771,716
Preferred Stocks	1,549,185	—	—	1,549,185
Exchange Traded Funds	2,479,713	—	—	2,479,713
Corporate Bonds	—	424,357,662	—	424,357,662
Cash Equivalents	53,729,443	8,254,564	—	61,984,007
Warrants	—	—	—	—
Securities Sold Short	(151,530)	—	—	(151,530)
Equity Call Options Written	(76,500)	—	—	(76,500)

Total	$59,383,711	$433,383,942	$—	$492,767,653

Global Women’s Equality
Common Stocks — Domestic	$26,136,958	$—	$—	$26,136,958
Common Stocks — Foreign	838,515	10,865,252	—	11,703,767
Exchange Traded Funds	1,001,336	—	—	1,001,336
Warrants	—	566,352	—	566,352
Corporate Bonds	—	—	239,614	239,614
Cash Equivalents	9,854,948	3,780,000	—	13,634,948
Equity Call/Put Options Written	(107,430)	—	—	(107,430)

Total	$37,724,327	$15,211,604	$239,614	$53,175,545

Global Green
Common Stocks—Domestic	$16,951,117	$—	$—	$16,951,117
Common Stocks—Foreign	470,737	20,922,212	—	21,392,949
Cash Equivalents	—	854,000	—	854,000

Total	$17,421,854	$21,776,212	$—	$39,198,066

*	Other financial instruments refer to derivative instruments not reflected in the Schedules of Investments, such as futures, forward contracts, options and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.
The Funds recognize transfers between Levels as of the end of the period. As of June 30, 2011, the Funds did not have any significant transfers between valuation levels.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

June 30, 2011
Notes to Financial Statements, continued

			Global Women’s
	Balanced	High Yield Bond	Equality
Corporate Bonds
Balance as of December 31, 2010	$2,000,112	$32,125	$366,938
Realized Gain (loss)	—	—	—
Amortization of Premium	—	(75,119)	—
Change in unrealized appreciation (depreciation)	28	18,901	7,606
Purchases	—	24,093	—
Sales	—	—	(134,930)
Transfers in and/or out of Level Three	—	—	—

Balance as of June 30, 2011	$2,000,140	$—	$239,614

The changes in unrealized gain/loss on Level 3 securities held at June 30, 2011 totaled gains of $28, $18,901 and $7,606 in the Balanced Fund, High Yield Bond Fund and Global Women’s Equality Fund, respectively, for the period then ended.
Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.
Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.
Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Small Cap Fund, International Fund, Global Women’s Equality Fund and Global Green Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains,

June 30, 2011
if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after his or her purchase. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
Expenses Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds.
Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.
Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.
Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less

June 30, 2011
Notes to Financial Statements, continued
publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.
Securities Lending Each of the Funds may lend its securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a registered Rule 2a-7 money market fund.
The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.
A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

June 30, 2011
As of June 30, 2011, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

	Market Value of	Payable on Collateral	Non-Cash
	Securities Loaned	Due to Broker	Collateral Value
Balanced	$145,378,786	$133,887,506	$13,393,358
Growth	6,748,565	4,091,482	2,742,787
High Yield Bond	52,968,068	53,729,443	—
Global Women’s Equality	9,712,038	9,854,948	—
NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties
The Trust has entered into an Investment Advisory Contract (the “Agreement”) with Pax World Management LLC (the “Adviser”). Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies.
Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M
Balanced	0.75%	0.50%
Growth	0.75%	0.75%
Small Cap	0.75%	0.75%
International	0.85%	0.85%
High Yield Bond	0.50%	0.50%
Global Women’s Equality	0.75%	0.75%
Global Green	0.90%	0.90%

June 30, 2011
Notes to Financial Statements, continued
For the six-month period ended June 30, 2011, the Funds incurred the following advisory fees:

Fund	Total Advisory Fees Paid
Balanced	$5,067,608
Growth	469,915
Small Cap	46,662
International	143,290
High Yield Bond	1,102,591
Global Women’s Equality	151,452
Global Green	160,199
The Adviser has contractually agreed to reimburse Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets (subject to certain exclusions):

	Individual	Institutional
Fund	Investor Class	Class	R Class
Growth[1]	1.29%	1.04%	1.54%
Small Cap[2]	1.24%	0.99%	1.49%
International[2]	1.40%	1.15%	1.65%
High Yield Bond[3]	0.99%	0.74%	1.24%
Global Women’s Equality[2]	1.24%	0.99%	N/A
Global Green[2]	1.40%	1.15%	1.65%

[1]	Effective May 1, 2011, the Adviser has contractually agreed to reduce expense caps. Prior to that date, expenses were capped at 1.39%, 1.14%, and 1.64%, respectively. The new reimbursement arrangement will remain in effect until at least December 31, 2013.

[2]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2013.

[3]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2012
Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

June 30, 2011
For the six-month period ended June 30, 2011, the dollar amounts of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expense Reimbursement by Adviser
	Individual
Fund	Investor Class	Institutional Class	R Class
Growth	$55,451	$2,052	$55
Small Cap	85,957	4,437	368
International	70,133	16,899	372
Global Women’s Equality	75,338	5,826	N/A
Global Green	88,739	6,161	1,975
The Trust has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.
Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.

June 30, 2011
Notes to Financial Statements, continued
NOTE C—Investment Information
Purchases and proceeds from sales of investments for the Funds for the six-month period ended June 30, 2011 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Government Bonds	Investments[1]	U.S. Government Bonds
Balanced	$412,010,649	$38,269,053	$467,506,747	$39,513,653
Growth	15,395,812	—	9,527,202	—
Small Cap	12,148,122	—	7,712,678	—
International	12,681,982	—	4,172,500	—
High Yield Bond	140,491,138	—	111,841,323	—
Global Women’s Equality	22,754,320	—	21,696,584	—
Global Green	19,499,135	—	11,772,994	—

[1]	Excluding short-term investments and U.S. Government bonds.
For federal income tax purposes, the identified cost of investments owned at June 30, 2011 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2011 were as follows for the Funds:

	Identified cost of	Gross	Gross	Net unrealized
	investments for Federal	unrealized	unrealized	appreciation
Fund	income tax basis	appreciation	depreciation	(depreciation)
Balanced	$1,843,972,625	$346,856,106	$29,157,104	$317,699,002
Growth	100,958,022	35,209,053	1,282,847	33,926,206
Small Cap	13,945,545	917,209	285,204	632,005
International	36,229,633	3,904,496	1,198,169	2,706,327
High Yield Bond	477,891,331	19,678,960	4,574,609	15,104,351
Global Women’s Equality	51,071,391	3,274,675	1,063,091	2,211,584
Global Green	33,552,906	6,270,971	625,810	5,645,161
     At June 30, 2011, the Balanced Fund, Growth Fund, International Fund, and Global Women’s Equality Fund had unrealized foreign currency gains of $44,070; $2,901; $2,331; and $1,511, respectively. The High Yield Bond Fund and Global Green Fund had unrealized foreign currency losses of $51,874 and $358, respectively.

June 30, 2011
Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.
Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.
There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

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Notes to Financial Statements, continued
Written option activity for the six-month period ended June 30, 2011 is as follows:

	Outstanding					Outstanding
	at 12/31/10	Written	Closed	Expired	Exercised	at 06/30/11
Balanced Fund
Call Options

Number of contracts	4,900	1,300	(3,600)	—	(1,600)	1,000
Premiums received	$669,670	$227,037	$(521,152)	$—	$(201,618)	$173,937
Put Options

Number of contracts	12,615	9,762	(11,372)	(5,549)	—	5,456
Premiums received	$2,095,722	$1,216,918	$(1,508,340)	$(935,664)	$—	$868,636

Growth Fund
Call Options

Number of contracts	175	—	—	(100)	(75)	—
Premiums received	$30,625	$—	$—	$(9,100)	$(21,525)	$—
Put Options

Number of contracts	120	—	—	(120)	—	—
Premiums received	$22,126	$—	$—	$(22,126)	$—	$—

High Yield Bond Fund
Call Options

Number of contracts	—	300	—	—	—	300
Premiums received	$—	$38,230	$—	$—	$—	$38,230

Global Women’s Equality Fund
Call Options

Number of contracts	—	150	(150)	—	—	—
Premiums received	$—	$8,550	$(8,550)	$—	$—	$—
Put Options

Number of contracts	540	250	(250)	—	—	540
Premiums received	$145,511	$28,000	$(45,831)	$—	$—	$127,680
Additional Derivative Disclosure The Balanced Fund, the High Yield Bond Fund and the Women’s Equity Fund held equity option contracts as of June 30, 2011. The fair value of such contracts (not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards

June 30, 2011
No. 133 (“FAS1 133”) and whose primary underlying risk exposure is equity risk at June 30, 2011 was as follows:

	Purchased Equity Options	Written Equity Options
	Asset Derivatives	Liability Derivatives
	Fair Value[1]	Fair Value[2]
Balanced Fund	$—	$659,760
Growth Fund	—	—
High Yield Bond Fund	—	76,500
Global Women’s Equality Fund	—	107,430

[1]	Statement of Assets and Liabilities location: Investments, at value.

[2]	Statement of Assets and Liabilities location: Options written, at value.
The effect of equity options on the statement of operations for the six-month period ended June 30, 2011 was as follows:

		Change in Unrealized
		Appreciation or
	Realized Gain (Loss)	(Depreciation) on
	on Derivatives	Derivatives Recognized
Written Options	Recognized in Income[1]	in Income[2]
Balanced Fund	$1,693,909	$(619,178)
Growth Fund	31,226	102,784

		Change in Unrealized
		Appreciation or
	Realized Gain (Loss)	(Depreciation) on
	on Derivatives	Derivatives Recognized
Written Options	Recognized in Income[1]	in Income[2]
High Yield Bond Fund	—	(38,270)
Global Women’s Equality Fund	43,456	(36,061)

[1]	Statement of Operations location: Purchased options—Net realized gain (loss) on Investments; Written options—Net realized gain (loss) on Options contracts written.

[2]	Statement of Operations location: Purchased options—Change in unrealized appreciation (depreciation) on Investments; Written options—Change in unrealized appreciation (depreciation) on Option contracts written.
Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral

June 30, 2011
Notes to Financial Statements, continued
securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At June 30, 2011, the Balanced Fund held $18,840,878 or 0.93% of net assets and the High Yield Bond Fund held $205,292,417 or 46.02% of net assets in securities exempt from registration under Rule 144A of the Act.
At June 30, 2011, the Balanced Fund held $4,757,060 of illiquid securities representing 0.23% of net assets and the High Yield Bond Fund held $4,539,753 of illiquid securities, representing 1.02% of net assets. Each Fund will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.
NOTE D—Tax Information
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from

June 30, 2011
distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.
The tax character of distributions paid during 2011 and 2010 was as follows:

	Distributions paid in 2011			Distributions paid in 2010
	Ordinary	Return of	Long-term	Ordinary	Return of	Long-term
Fund	Income	Capital	Capital Gains	Income	Capital	Capital Gains
Balanced	$14,786,278	$—	$—	$29,227,389	$89,177	$—
Growth	—	—	—	—	—	—
Small Cap	444,415	—	14,474	721,080	—	19,017
International	393,158	—	57,410	297,317	—	—
High Yield Bond	17,016,803	—	3,142,284	33,488,437	—	4,489,773
Global Women’s Equality	303,941	—	—	185,091	—	—
Global Green	—	—	—	98,537	—	—
During the period from November 1, 2010 through June 30, 2011, the Balanced Fund incurred a capital loss in the amount of $1,316,992; and the Global Green Fund incurred a foreign currency loss of $50,509. These losses are treated for federal income tax purposes as if they occurred on January 1, 2011. Accordingly, during 2010 those Funds may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2010, the Funds utilized prior carryforward losses and carried forward remaining losses as follows:

	Capital Loss				Total
	Carryforwards	Expires	Expires	Expires	Carryforward
Fund	Utilized in 2010	in 2016	in 2017	in 2018	Loss Remaining
Balanced	$—	$50,223,239	$115,427,835	$492,576	$166,143,650
Growth	5,512,512	—	14,679,991	—	14,679,991
Small Cap	—	—	—	—	—
International	281,041	—	—	—	—
High Yield Bond	353,979	—	—	—	—
Global Women’s Equality	959,069	—	4,127,208	—	4,127,208
Global Green	—	24,514	379,024	244,241	647,779

June 30, 2011
Notes to Financial Statements, continued
Uncertain Tax Position Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2006 through 2010). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.
Management has concluded that, as of and during the six-month period ended June 30, 2011, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.
NOTE E—Custodian Bank and Custodian Fees
The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds’ custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the Funds for the six-month period ended June 30, 2011, reported as fees paid indirectly in the Statements of Operations, were as follows:

Fund	Custody Credits
Balanced	$1,328
Growth	1,230
Small Cap	326
International	—
High Yield Bond	2,624
Global Women’s Equality	186
Global Green	—
NOTE F—Other
In 2007, the Individual Investor Class of the High Yield Bond Fund received a payment of $197,873 from Pax World Management Corp., the Fund’s Adviser, and a payment of $96,127 from a non-affiliated broker as reimbursement for dilution of returns that may have occurred in that share class as a result of frequent trading activity from 2001-2003. The total of these reimbursements increased the net asset value of the Individual Investor Class of the Fund by approximately $0.03.

June 30, 2011
Also in 2007, the Balanced Fund received a non-recurring other income item, a litigation settlement, in the amount of $1,250,000. This reimbursement increased the Fund’s net asset value by approximately $0.01.
Management has evaluated subsequent events and has determined that no events have occurred that require disclosure.
NOTE G —Proxy Voting (Unaudited)
You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.
The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729, visiting Pax World’s website at www.paxworld.com or by visiting the SEC’s website at www.sec.gov.
NOTE H —Quarterly Portfolio Holdings Disclosure
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.
NOTE I —Board Approval of Advisory Agreements
Review Process The Investment Company Act of 1940 (the “1940 Act”) requires that the Trustees request and evaluate, and that Pax World Management LLC (the “Adviser”) furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Trust’s investment advisory contract (the “Management Contract”). Similarly, the 1940 Act requires that the Trustees request and evaluate, and that Impax

June 30, 2011
Notes to Financial Statements, continued
Group Plc (“Impax”) furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the investment subadvisory contract (the “Subadvisory Contract”) among the Trust, the Adviser and Impax. The Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”) met telephonically or in person in March, May and June of 2011 for the purpose of considering the Management Contract and the Subadvisory Contract (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Adviser.
During the course of the contract review meetings, the Trustees met and discussed the Management Contract and the Subadvisory Contract with representatives of the Adviser and Impax. The Independent Trustees were assisted in their evaluation of the Management Contract and the Subadvisory Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from management. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.
In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all the Funds in their review.
Nature, Extent and Quality of Services In considering the Management Contract and the Subadvisory Contract, the Trustees, including the

June 30, 2011
Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to the Trust by the Adviser and Impax. They considered the terms of the Management Contract and the Subadvisory Contract and received and considered information provided by management that described, among other matters:
•	the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services,

•	the investment program used by the Adviser to manage the Funds, and by Impax to subadvise the Global Green Fund;

•	possible conflicts of interest and fall-out benefits,

•	brokerage practices,

•	the compliance functions of the Adviser,

•	financial results, assets under management and other information relating to the financial resources of the Adviser, and

•	information relating to portfolio manager compensation.
In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Trust. They also took into account information concerning the investment philosophies and investment processes used by the Adviser and Impax in managing the Funds as well as their in-house investment and social research capabilities. They also considered various investment resources available to the Adviser and Impax, including research services acquired with “soft dollars” available to the Adviser and Impax as a result of securities transactions effected for the Funds.
The Trustees considered, among other matters, that the Adviser provides the Trust with office space and personnel, and provides oversight and coordination of the Funds’ third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Adviser’s compliance and operational functions, as well as steps taken by the Adviser to enhance compliance and operational capabilities and the resources being devoted to each.
The Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the

June 30, 2011
Notes to Financial Statements, continued
scope of the services provided to each Fund by the Adviser under the Management Contract, and to the Global Green Fund by Impax, was consistent with such Fund’s operational requirements; that the Adviser has the capabilities, resources and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature, extent and quality of the services provided by the Adviser to the Trust, and by Impax to the Global Green Fund, were sufficient to warrant approval of the Management Contract and the Subadvisory Contract.
Fund Performance In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. (“Lipper”) regarding the total return investment performance of each Fund, comparing each such Fund’s investment results with those of other mutual funds identified by Lipper as having the same investment classification over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended March 31, 2011. The Trustees, including the Independent Trustees, considered the extent to which the performance of each Fund might be compared to that of other mutual funds that employ socially responsible investing practices, but in light of the limited number of such funds pursuing investment strategies similar to those of the Funds, determined that the broader peer groups identified by Lipper represented a more appropriate comparison. The Independent Trustees considered, in particular, that the one-and three-year performance of the High Yield Bond Fund was less favorable than its five-year performance, in each case relative to its Lipper peer group median, and discussed with senior executives of the Adviser the reasons for such underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive during the year detailed comparative performance information for each Fund, including performance relative to one or more selected securities indices or other benchmarks. The Trustees also considered the portfolio turnover rates of each Fund.
Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the relevant performance record and process in managing each Fund were sufficient to support approval of the Management Contract and the Subadvisory Contract.
Fees and Other Expenses The Trustees, including the Independent Trustees, considered the advisory fees paid by each Fund to the Adviser, and the

June 30, 2011
subadvisory fees paid to Impax by the Adviser, as well as each Fund’s distribution and service (Rule 12b-1) fees, “other expenses” and total expense ratios. In doing so, the Trustees reviewed both information provided by management and information prepared by Lipper regarding the expenses of each Fund relative to those of other mutual funds identified by Lipper as having the same investment classification (or for the Global Green Fund, identified by the Adviser as emphasizing clean technology investments). In connection with their review, the Trustees considered the Adviser’s agreement to
•	reimburse the High Yield Bond Fund to the extent its “Other Expenses” for each share class exceed 0.24% until at least December 31, 2012,

•	reimburse the Global Women’s Equality Fund and Small Cap Fund to the extent either such Fund’s total expenses exceed a percentage of average daily net assets per annum of each share class as follows: 1.24% for Individual Investor Class shares, 0.99% for Institutional Class shares and 1.49% for R Class shares (R Class shares are not offered for Global Women’s Equality Fund) through December 31, 2013,

•	reimburse the International Fund and Global Green Fund to the extent either such Fund’s total expenses exceed a percentage of the average daily net assets per annum of each share class as follows: 1.40% for Individual Investor Class shares, 1.15% for Institutional Class shares and 1.65% for R Class shares through December 31, 2013, and

•	reduce the Growth Fund’s expenses to the extent such Fund’s total expenses exceed a percentage of average daily net assets per annum of each share class as follows: 1.29% for Individual Investor Class shares, 1.04% for Institutional Class shares and 1.54% for R Class shares, until at least December 31, 2013.
The Trustees noted that the Adviser had recently agreed to contractually reduce its management fee for the High Yield Bond Fund to 0.50%.
The Trustees noted that the Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Funds, and considered the differences in the services provided and proposed to be provided to institutional clients and those provided to the Funds, as well as differences in the advisory fees charged and proposed to be charged to such clients and those charged to the Funds. The Trustees observed that the Funds’ advisory fees and total expenses remained generally in line with

June 30, 2011
Notes to Financial Statements, continued
those of other mutual funds identified by Lipper (or, for the Global Green Fund, the Adviser).
Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Adviser and Impax in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreements described above.
Costs of Services Provided and Profitability The Trustees, including the Independent Trustees, reviewed information regarding the cost of services provided by the Adviser and the profitability of the Adviser’s relationship with the Trust, including a profitability report prepared by management estimating the costs of services provided to each Fund by the Adviser, and the profitability to the Adviser of its advisory relationship with each Fund, in each case for the year ended December 31, 2010. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and the Adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser’s level of profitability from its relationship with the Trust was not excessive. The Trustees did not consider the profitability of the Subadvisory Contract to Impax because the structure of the Subadvisory Contract is such that any profits to Impax reduce the profitability of the Adviser, and the fees payable under the Subadvisory Contract are the product of arm’s-length bargaining between Impax and the Adviser.
Possible Fall-Out Benefits The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to the Adviser and Impax from their relationships with the Trust, including reputational and other “fall out” benefits. During the course of the year, the Board of Trustees received presentations from the Adviser, and information from Impax, about its trading practices and brokerage arrangements, including its policies with respect to research provided in connection with trade execution for the Funds

June 30, 2011
(soft dollar arrangements), and the Trustees accepted the representation of the Adviser that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees considered the receipt of these benefits in light of the Adviser’s profitability, and concluded that such benefits were not excessive.
Possible Economies of Scale The Trustees, including the Independent Trustees, considered the extent to which the Adviser and Impax may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.
The Trustees noted that the Adviser was reimbursing expenses of all of the Pax World Funds other than the Balanced and High Yield Bond Funds. The Trustees noted that all Pax World Funds other than the Balanced and High Yield Bond Funds are small by industry standards, and that it was therefore not necessary to engage in more substantive discussions of possible breakpoints or other fee reductions for such Funds at this time. The Trustees further noted the fee waiver and reimbursement agreements described above. Based on these observations, the Trustees concluded that the Funds’ overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and the Adviser (and, for the Global Green Fund, Impax) of any economies of scale or other efficiencies in the management of each Fund at current asset levels.
Conclusions Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Management Contract with respect to each Fund and the continuation of the Subadvisory Contract with respect to the Global Green Fund, was in the best interests of the Fund and should be approved.

June 30, 2011
Account Options and Services
At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.
Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.
Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.
SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.
SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.
Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.
Services

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.
Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.
www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.
This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.
Distributor: ALPS Distributors, Inc. member of FINRA (8/11).

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PAX-SAR11

Item 2. Code of Ethics.
     This disclosure is not required for the Semi-annual report filing.
Item 3. Audit Committee Financial Expert.

This disclosure is not required for the Semi-annual report filing.
Item 4. Principal Accountant Fees and Services.
This disclosure is not required for the Semi-annual report filing.
Item 5. Audit Committee of Listed Registrants.
This disclosure is not applicable to the Registrant.
Item 6. Schedule of Investments.
A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.
Item 11. Controls and Procedures.
     (a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.
     (b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.
(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President
Date August 24, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)
Date August 24, 2011

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)
Date August 24, 2011

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